As filed with the Securities and Exchange Commission on April 28, 2021

File No. 333-190294

  File No. 811-8108

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

PRE-EFFECTIVE AMENDMENT NO.  ☐

POST-EFFECTIVE AMENDMENT NO. 12  ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

Amendment No. 319  ☒

Protective Variable Annuity
Separate Account

(Exact Name of Registrant)

Protective Life Insurance Company

(Name of Depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of Depositor’s Principal Executive Offices)

(205) 268-1000

(Depositor’s Telephone Number, including Area Code)

BRADFORD RODGERS, Esquire

Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama, 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

THOMAS E. BISSET, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

It is proposed that this filing will become effective (check appropriate box):

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

☒  on May 1, 2021 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on               pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

PROSPECTUS
May 1, 2021

Protective Variable Annuity Investors Series	Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

This Prospectus describes an individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company (the "Contract"). The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans. Certain Contract features and/or certain investment options offered under the Contract may not be available through all broker-dealers. For further details, please contact us at 1-800-456-6330.

You generally may allocate your investment in the Contract among the Guaranteed Account and the Sub-Accounts of the Protective Variable Annuity Separate Account. The value of your Contract that is allocated to the Sub-Account will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts. The Sub-Accounts invest in the following Funds:

AB Variable Products Series Fund, Inc.

AB VPS Growth and Income Portfolio, Class B

AB VPS Large Cap Growth Portfolio, Class B

AB VPS Small Cap Growth Portfolio, Class B

AB VPS Small/Mid Cap Value Portfolio, Class B

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Value Fund, Series II

Invesco V.I. Balanced Risk Allocation Fund, Series II

Invesco V.I. Capital Appreciation Fund, Series II (formerly Invesco Oppenheimer V.I. Capital Appreciation Fund)

Invesco V.I. Comstock Fund, Series II

Invesco V.I. Conservative Balanced Fund, Series II Shares (formerly Invesco Oppenheimer V.I. Conservative Balanced Fund)

Invesco V.I. Discovery Mid Cap Growth Fund, Series II (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)

Invesco V.I. Equity and Income Fund, Series II

Invesco V.I. Global Fund, Series II (formerly Invesco Oppenheimer V.I. Global Fund)

Invesco V.I. Global Real Estate Fund, Series II

Invesco V.I. Global Strategic Income Fund, Series II (formerly Invesco Oppenheimer V.I. Global Strategic Income Fund)

Invesco V.I. U.S. Government Money Portfolio (formerly Invesco Oppenheimer V.I. Government Money Fund)

Invesco V.I. Government Securities Fund, Series II

Invesco V.I. Growth and Income Fund, Series II

Invesco V.I. International Growth Fund, Series II (formerly Invesco Oppenheimer V.I. International Growth Fund)

Invesco V.I. Main Street Fund, Series II (formerly Invesco Oppenheimer V.I. Main Street Fund)

Invesco V.I. Main Street Small Cap Fund®, Series II Shares (formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund®)

Invesco V.I. Small Cap Equity Fund, Series II

American Funds Insurance Series®

IS Asset Allocation Fund, Class 4

IS The Bond Fund of America, Class 4 (formerly IS Bond Fund)

IS Capital Income Builder® Fund, Class 4

IS Global Growth Fund, Class 4

IS Capital World Growth and Income Fund, Class 4 (formerly IS Global Growth and Income Fund)

IS Growth Fund, Class 4

IS Growth-Income Fund, Class 4

IS U.S. Government Securities Fund, Class 4 (formerly IS U.S. Government/AAA-Rated Securities Fund)

BlackRock Variable Series Funds, Inc.

BlackRock 60/40 Target Allocation ETF, Class III Shares

BlackRock Global Allocation V.I. Fund, Class III Shares

Clayton Street Trust

Protective Life Dynamic Allocation Series- Conservative Portfolio

Protective Life Dynamic Allocation Series- Growth Portfolio

Protective Life Dynamic Allocation Series- Moderate Portfolio

Columbia Funds Variable Insurance Trust

Columbia Variable Portfolio - Balanced Fund, Class 2 Shares

Columbia Variable Portfolio - Intermediate Bond Fund, Class 2 Shares

Columbia Variable Portfolio - Limited Duration Credit Fund, Class 2 Shares

Columbia Variable Portfolio - Select Mid Cap Value Fund, Class 2 Shares

Columbia Variable Portfolio - Strategic Income Fund, Class 2 Shares

Fidelity® Variable Insurance Products

VIP Asset Manager Portfolio, SC2

VIP Balanced Portfolio, SC2

VIP Contrafund® Portfolio, SC2

VIP Energy Portfolio, SC2

VIP FundsManager® 20% Portfolio, SC2

VIP FundsManager® 85% Portfolio, SC2

VIP Health Care Portfolio, SC2

VIP Index 500 Portfolio, SC2

VIP Investment Grade Bond Portfolio, SC2

VIP Mid Cap Portfolio, SC2

VIP Target Volatility Portfolio, SC2

Franklin Templeton Variable Insurance Products Trust

Franklin DynaTech VIP Fund, Class 2 (formerly Franklin Flex Cap Growth VIP Fund)

Franklin Income VIP Fund, Class 2

Franklin Mutual Global Discovery VIP Fund, Class 2

Franklin Mutual Shares VIP Fund, Class 2

Franklin Rising Dividends VIP Fund, Class 2

Franklin Small Cap Value VIP Fund, Class 2

Franklin Small-Mid Cap Growth VIP Fund, Class 2

Franklin Strategic Income VIP Fund, Class 2

Franklin U.S. Government Securities VIP Fund, Class 2

Templeton Developing Markets VIP Fund, Class 2

Templeton Foreign VIP Fund, Class 2

Templeton Global Bond VIP Fund, Class 2

Templeton Growth VIP Fund, Class 2

Goldman Sachs Variable Insurance Trust

Global Trends Allocation Fund, Service Class

Growth Opportunities Fund, Service Class

International Equity Insights Fund, Service Class

Mid Cap Value Fund, Service Class

Small Cap Equity Insights Fund, Service Class

Strategic Growth Fund, Service Class

Guggenheim Variable Fund

Guggenheim Floating Rate Strategies Series, (Series F)

Guggenheim Global Managed Futures Strategy Fund

Guggenheim Long Short Equity Fund

Guggenheim Multi-Hedge Strategies Fund

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Dividend Strategy Portfolio, Class II

ClearBridge Variable Large Cap Growth Portfolio, Class II

ClearBridge Variable Mid Cap Portfolio, Class II

ClearBridge Variable Small Cap Growth Portfolio, Class II

QS Dynamic Multi-Strategy VIT Portfolio, Class II

Western Asset Core Plus VIT Portfolio, Class II

Lord Abbett Series Fund, Inc.

Bond-Debenture Portfolio, Value Class

Dividend Growth Portfolio, Value Class

Fundamental Equity Portfolio, Value Class

Growth Opportunities Portfolio, Value Class

Mid-Cap Stock Portfolio, Value Class

Short Duration Income Portfolio, Value Class

MFS® Variable Insurance Trust (1)

MFS® Growth Series, SS

MFS® Investors Trust Series, SS

MFS® New Discovery Series, SS

MFS® Research Series, SS

MFS® Total Return Series, SS

MFS® Total Return Bond Series, SS

MFS® Utilities Series, SS

MFS® Value Series, SS

MFS® Variable Insurance Trust II(1)

MFS® Emerging Markets Equity Portfolio, Service Class Shares

MFS® International Intrinsic Value Portfolio, Service Class Shares

MFS® Massachusetts Investors Growth Stock Portfolio, Service Class Shares

PIMCO Variable Insurance Trust

All Asset Portfolio, Advisor Class

Global Diversified Allocation Portfolio, Advisor Class

High Yield Portfolio, Advisor Class

Income Portfolio, Advisor Class

Long-Term US Government Portfolio, Advisor Class

Low Duration Portfolio, Advisor Class

Real Return Portfolio, Advisor Class

Short-Term Portfolio, Advisor Class

Total Return Portfolio, Advisor Class

Rydex Variable Trust

Rydex Commodities Strategy Fund (2)

Rydex Inverse Government Long Bond Strategy Fund (2)

Rydex Inverse S&P 500 Strategy Fund (2)

Rydex Nova Fund (2)

Royce Capital Fund

Micro-Cap Fund, Service Class

Small-Cap Fund, Service Class

T. Rowe Price Equity Series, Inc

T. Rowe Price Blue Chip Growth Portfolio, Portfolio-II Class Shares

T. Rowe Price Health Sciences Portfolio, Portfolio-II Class Shares

(1) Effective February 2, 2015, Sub-Accounts investing in Funds of the MFS Variable Insurance Trust and the MFS Variable Insurance Trust II were closed to new investment. If you did not have Contract Value in, or allocation instructions including such a Sub-Account on that date, you may not allocate Purchase Payments or Contract Value to that Sub-Account. If you had Contract Value in, or allocation instructions that included such a Sub-Account on February 2, 2015, you may continue to allocate Purchase Payments and transfer Contract Value to that Sub-Account, but if you change your allocation instructions to terminate your investment in the Sub-Account, you may not allocate Purchase Payments and transfer Contract Value to the Sub-Account in the future.

(2) The Sub-Account investing in this Rydex fund is no longer offered as an Investment Option under the Contract. Please see "The Funds."

NOTE: The Franklin Mutual Global Discovery VIP Fund Class 2, Franklin Mutual Shares VIP Fund Class 2, Templeton Foreign VIP Fund Class 2, Templeton Growth VIP Fund Class 2, Invesco VI Global Strategic Income Fund Class II, Goldman Sachs VIT Mid Cap Value Fund Service Class, Legg Mason Dynamic Multi-Strategy VIT Fund Class II, Lord Abbett Series Mid-Cap Stock Fund Value Class, Royce Capital Fund-Micro-Cap Portfolio Service Class and Royce Capital Fund-Small-Cap Portfolio Service Class will not be available to Contracts issued on or after May 1, 2021.

This Prospectus sets forth a description of all material features about the Contract and the Variable Account that a prospective investor should know before investing. This Prospectus also describes all material state variations to the Contract. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission ("SEC"), contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov). Information about certain investment products, including variable annuities, has been prepared by the SEC staff and is available at Investor.gov.

Please read this Prospectus carefully. You should keep a copy for future reference.

The Protective Variable Annuity Investors Series is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PRO.PVAIS.05.21 C000131791

DEFINITIONS
FEES AND EXPENSES
SUMMARY
     The Contract
     Federal Tax Status
THE COMPANY, VARIABLE ACCOUNT AND FUNDS
     Protective Life Insurance Company
     Protective Variable Annuity Separate Account
     Administration
     The Funds
     Selection of Funds
     Other Information about the Funds
     Certain Payments We Receive with Regard to the Funds
     Addition, Deletion or Substitution of Investments
DESCRIPTION OF THE CONTRACT
     The Contract
     Use of the Contract in Qualified Plans
     Parties to the Contract
     Issuance of a Contract
     Purchase Payments
     Right to Cancel
     Allocation of Purchase Payments
     Variable Account Value
     Transfers
     Surrenders and Withdrawals
THE GUARANTEED ACCOUNT
DEATH BENEFIT
     Payment of the Death Benefit
     Continuation of the Contract by a Surviving Spouse
     Selecting a Death Benefit
     Escheatment of Death Benefit
THE ALLOCATION ADJUSTMENT PROGRAM (PATENT PENDING)
SUSPENSION OR DELAY IN PAYMENTS
SUSPENSION OF CONTRACTS
CHARGES AND DEDUCTIONS
     Surrender Charge (Contingent Deferred Sales Charge)
     Mortality and Expense Risk Charge
     Administration Charge
     Death Benefit Fee
     Transfer Fee
     Contract Maintenance Fee
     Fund Expenses
     Premium Taxes
     Other Taxes
     Other Information
ANNUITY PAYMENTS
     Annuity Date
     Annuity Value
     Annuity Income Payments
     Annuity Options
     Minimum Amounts
     Death of Annuitant or Owner After Annuity Date
YIELDS AND TOTAL RETURNS
     Yields
     Total Returns
     Standardized Average Annual Total Returns
     Non-Standard Average Annual Total Returns
     Performance Comparisons
     Other Matters
FEDERAL TAX MATTERS
     Introduction
     Temporary Rules under CARES Act
     The Company's Tax Status
TAXATION OF ANNUITIES IN GENERAL
     Tax Deferral During Accumulation Period
     Taxation of Withdrawals and Surrenders
     Taxation of Annuity Payments
     Taxation of Death Benefit Proceeds
     Assignments, Pledges, and Gratuitous Transfers
     Penalty Tax on Premature Distributions
     Aggregation of Contracts
     Exchanges of Annuity Contracts
     Medicare Hospital Insurance Tax on Certain Distributions
     Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons
QUALIFIED RETIREMENT PLANS
     In General
     Temporary Rules under the CARES Act
     Required Minimum Distributions In General
     Required Minimum Distributions Upon Your Death
     Additional Tax on Premature Distributions
     Other Considerations
     Direct Rollovers
FEDERAL INCOME TAX WITHHOLDING
GENERAL MATTERS
     Error in Age or Gender
     Incontestability
     Non-Participation
     Assignment or Transfer of a Contract
     Notice
     Modification
     Reports
     Settlement
     Receipt of Payment
     Protection of Proceeds
     Minimum Values
     Application of Law
     No Default
DISTRIBUTION OF THE CONTRACTS
     Distribution
     Selling Broker-Dealers
     Inquiries
CEFLI
LEGAL PROCEEDINGS
BUSINESS DISRUPTION AND CYBER-SECURITY RISKS
VOTING RIGHTS
FINANCIAL STATEMENTS
STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A: Return Of Purchase Payment Death Benefit Calculation Examples
APPENDIX B: Example Of Surrender Charge Calculation
APPENDIX C: Explanation Of The Variable Income Payment Calculation
APPENDIX D: Condensed Financial Information
APPENDIX E: Example Of Allocation Adjustment Program

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company":   refer to Protective Life Insurance Company. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Accumulation Unit:   A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date.

Administrative Office:   Protective Life Insurance Company, P. O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Annuity Date:   The date as of which the Annuity Value is applied to an Annuity Option.

Annuity Option:   The payout option under which the Company makes annuity income payments.

Annuity Value:   The amount we apply to the Annuity Option you have selected.

Assumed Investment Return:   The assumed annual rate of return used to calculate the amount of the variable income payments.

Code:   The Internal Revenue Code of 1986, as amended.

Contract:   The Protective Variable Annuity Investors Series, a flexible premium, deferred, variable and fixed annuity contract.

Contract Anniversary:   The same month and day as the Issue Date in each subsequent year of the Contract.

Contract Value:   Before the Annuity Date, the sum of the Variable Account value and the Guaranteed Account value.

Contract Year:   Any period of 12 months commencing with the Issue Date or any Contract Anniversary.

DCA:   Dollar cost averaging.

DCA Accounts:   A part of the Guaranteed Account, but separate from the Fixed Account. The DCA Accounts are designed to transfer amounts to the Sub-Accounts of the Variable Account systematically over a designated period.

Death Benefit:   The amount we pay to the beneficiary if an Owner dies before the Annuity Date.

Due Proof of Death:   Receipt at our Administrative Office of a certified death certificate or judicial order from a court of competent jurisdiction or similar tribunal.

Fixed Account:   A part of the Guaranteed Account, but separate from the DCA Accounts. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account.

Fund:   Any investment portfolio in which a corresponding Sub-Account invests.

Good Order ("good order"):   A request or transaction generally is considered in "Good Order" if we receive it in our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the request or transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to effect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Options affected by the requested transaction; the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your registered representative before submitting the form or request.

Guaranteed Account:   The Fixed Account, the DCA Accounts and any other Investment Option we may offer with interest rate guarantees.

Investment Option:   Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Investment Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Issue Date:   The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.

Monthly Anniversary Date:   The same day each month as the Issue Date, or the last day of any month that does not have the same day as the Issue Date.

Owner:   The person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract.

Purchase Payment:   The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts:   Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Qualified Plans:   Retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Sub-Account:   A separate division of the Variable Account.

Valuation Date:   Each day on which the New York Stock Exchange is open for business.

Valuation Period:   The period which begins at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) on any Valuation Date and ends at the close of regular trading on the next Valuation Date. A Valuation Period ends earlier if the New York Stock Exchange closes early on certain scheduled days (such as the Friday after Thanksgiving or Christmas Eve) or in case of an emergency.

Variable Account:   The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

Written Notice:   A notice or request submitted in writing in Good Order that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service. Please note that we use the term "written notice" in lower case to refer to a notice that we may send to you.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. Please refer to your Contract specifications page for information regarding the specific fees you will pay each year based on the options you have selected.The first table describes the fees and charges that you will pay at the time you buy the Contract, take a withdrawal from or surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments	None
Maximum Surrender Charge (as % of amount surrendered)(1)	7%
Transfer Fee(2)	$25
Premium Tax(3)	3.5%

(1) The surrender charge is based upon Purchase Payments as of the date each Purchase Payment is applied to the Contract, and decreases over time. The total of surrender charges assessed will not exceed 9% of aggregate Purchase Payments. The surrender charge declines over time. (See "Determining the Surrender Charge.")

(2) Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future for each transfer after the first 12 transfers in any Contract Year. We will give written notice thirty (30) days before we impose a Transfer Fee. See "CHARGES AND DEDUCTIONS, Transfer Fee."

(3) Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a surrender or withdrawal, death or annuitization.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including Fund fees and expenses. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

PERIODIC FEES AND CHARGES

(other than Fund expenses)

Annual Contract Maintenance Fee(1)	$35

Variable Account Annual Expenses

(as a percentage of average Variable Account value)

Mortality and Expense Risk Charge	0.90%
Administration Charge	0.10%
Total Variable Account Annual Expenses (without the death benefit fee)	1.00%

Optional Benefit Charges

Return of Purchase Payments Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date)(2)	0.20%

(1) We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $100,000 or more. (See "CHARGES AND DEDUCTIONS.")

(2) There are two death benefits available under the Contract: (1) Contract Value Death Benefit; and (2) the Return of Purchase Payments Death Benefit. There is no death benefit fee for the Contract Value Death Benefit. For more information on these death benefit values and fees, and how they are calculated, please see the "DEATH BENEFIT" and "CHARGES AND DEDUCTIONS, Death Benefit Fee" sections of this Prospectus. The Return of Purchase Payments Death Benefit may not be available through your broker-dealer.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. The expenses shown are based on expenses incurred for the year ended December 31, 2020. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses(*)	0.35%	-	3.09%
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

(*) The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

Example of Charges

The following example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, Variable Account Charges, and both maximum and minimum total Annual Fund Operating Expenses. The example also assumes that the Return of Purchase Payments Death Benefit is in effect, and that all Contract Value is allocated to the Variable Account. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year.

  If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$1089	$1919	$2663	$4631
Minimum Fund Expense	$841	$1181	$1427	$2154

    If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$457	$1374	$2297	$4631
Minimum Fund Expense	$192	$590	$1008	$2154

    (*) You may not annuitize your Contract within 3 years after we accept a Purchase Payment. For more information, see "ANNUITY PAYMENTS, Annuity Date, Changing the Annuity Date." The death benefit fee does not apply after the Annuity Date.

    Please remember that the example is an illustration and does not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the example.

    SUMMARY

    The Contract

    What is the Protective Variable Annuity Investors Series Contract?

    The Protective Variable Annuity Investors Series Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See "The Contract.")

    What are the Company's obligations under the Contract?

    The benefits under the Contract are paid by us from our general account assets and/or your Contract Value held in the Variable Account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts of the Variable Account, which is not part of our general account. Our general account assets support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Variable Account value (such as those associated with the Return of Purchase Payments Death Benefit), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability.

    It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

    How may I purchase a Contract?

    Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions and other compensation to the broker-dealers for selling the Contracts. (See "DISTRIBUTION OF THE CONTRACTS.")

    Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See "Issuance of a Contract.")

    What are the Purchase Payments?

    The minimum amount that Protective Life will accept as an initial Purchase Payment is $5,000. Purchase Payments may be made at any time prior to the oldest Owner's or Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. The minimum subsequent Purchase Payment we will accept is $100, or $50 if the payment is made by electronic funds transfer. The maximum aggregate Purchase Payment(s) we will accept without prior Administrative Office approval is $1,000,000. We may impose conditions for our acceptance of aggregate Purchase Payments greater than $1,000,000, such as limiting the death benefit options that are available under your Contract. We reserve the right not to accept any Purchase Payment or to limit the amounts, frequency or sources of subsequent Purchase Payments into all or certain classes of Contracts following Written Notice to Contract Owners. (See "Purchase Payments.")

    Can I cancel the Contract?

    You have the right to return the Contract within a certain number of days (which varies by state and is never less than ten) after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value in states where permitted. This amount may be more or less than the Purchase Payments. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payments. (See "Right to Cancel.")

    Can I transfer amounts in the Contract?

    Before the Annuity Date, you may transfer amounts among the Investment Options. There are, however, limitations on transfers: any transfer must be at least $100; no amounts may be transferred into a DCA Account.

    No amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account; transfers out of the Fixed Account are limited to the greater of (a) $2,500 or (b) 25% of the value of the Fixed Account in any Contract Year.

    After the Annuity Date, if you have selected variable income payments, you may transfer amounts among the Sub- Accounts, but no more frequently than once per month, and you may not transfer within the Guaranteed Account or between a Sub-Account and the Guaranteed Account.

    We reserve the right to charge a transfer fee of $25 for each transfer after the 12th transfer in any Contract Year; we may restrict or refuse to honor transfers when we determine that they may be detrimental to the Funds or Contract Owners, such as frequent transfers and market timing transfers by or on behalf of an Owner or group of Owners. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. (See "Transfers.")

    For more information about transfers, how to request transfers and limitations on transfers, see "Transfers — Limitations on Transfers."

    Can I surrender the Contract?

    Upon Written Notice before the Annuity Date, you may surrender the Contract and receive its surrender value. (See "Surrenders and Withdrawals.") Surrenders may have federal and state income tax consequences, as well as a 10% federal penalty tax if the surrender occurs before the Owner reaches age 59-1/2, and surrender charges may apply. (See "CHARGES AND DEDUCTIONS, Surrender Charge" and "Taxation of Withdrawals and Surrenders.")

    Can I withdraw my money from the Contract?

    Any time before the Annuity Date, you may request by Written Notice a withdrawal from your Contract provided the Contract Value remaining after the withdrawal is at least $5,000. Under certain conditions we may also accept withdrawals requested by facsimile and telephone. You also may elect to participate in our automatic withdrawal plan, which allows you to pre-authorize periodic withdrawals prior to the Annuity Date. (See "Surrenders and Withdrawals.") Withdrawals may be available under certain Annuity Options. (See "Annuity Payments — Annuity Options.") Withdrawals reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if the withdrawal occurs before the Owner reaches age 59-1/2. (See "Charges and Deductions, Surrender Charge" and "Taxation of Withdrawals and Surrenders.")

    Is there a death benefit?

    If any Owner dies before the Annuity Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive Due Proof of Death of the Owner at our Administrative Office. (See "DEATH BENEFIT.")

    The Contract Value Death Benefit is included with your Contract at no additional charge. You may select the Return of Purchase Payments Death Benefit for an additional fee. You must select your death benefit at the time you apply for your Contract, and your selection may not be changed after the Contract is issued. See "CHARGES AND DEDUCTIONS, Death Benefit Fee."

    The Return of Purchase Payments Death Benefit may not be available through your broker-dealer.

    What happens when the Owner dies?

    In the event of the Owner's death, all automatic transfer programs under the Contract, such as dollar cost averaging, portfolio rebalancing, and Allocation Adjustment will cease upon our receipt of Due Proof of Death of the Owner at our Administrative Office. (See "Dollar Cost Averaging," "Portfolio Rebalancing," and "The Allocation Adjustment Program (patent pending).")

    What is the Allocation Adjustment Program (patent pending)?

    Under the Allocation Adjustment Program, we will monitor the performance of each Sub-Account in which you invest (other than certain unmonitored Sub-Accounts). If, on any Monthly Anniversary Date, the Accumulation Unit value of a Sub-Account is the same as or drops below a specified level, the Sub-Account will be temporarily "restricted" from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Oppenheimer Money Fund/VA Sub-Account. The Sub-Account will remain restricted until the Sub-Account's Accumulation Unit value is greater than the specified level on a future Monthly Anniversary Date. By participating in this risk-mitigating program, you may be less susceptible to the impact of volatile market fluctuations in the value of Sub-Account Accumulation Units. However, we make no guarantee that this program will protect against loss. Also, this program may limit increases in your Contract Value during periods of growth in the market.

    The Allocation Adjustment Program is optional and is available at no additional charge. You must elect whether you will or will not participate in the Allocation Adjustment Program when you purchase the Contract. If you do not indicate your election on your application, we will treat the application as incomplete. If you elect not to enroll in the Allocation Adjustment Program on the Issue Date, you may enroll in the Program at any time prior to the Annuity Date by sending us Written Notice. If you are enrolled in the Allocation Adjustment Program, you may subsequently suspend your participation in the Program. For more information on the Allocation Adjustment Program, please see "THE ALLOCATION ADJUSTMENT PROGRAM."

    What charges do I pay under the Contract?

    We assess a surrender charge if you withdraw or surrender your Purchase Payments from the Contract, depending on how long those payments were invested in the Contract. We may waive the surrender charge under certain circumstances. We apply a charge to the daily net asset value of the Variable Account that consists of a mortality and expense risk charge and an administration charge. We do not currently impose a transfer fee, but we reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. We also deduct a contract maintenance fee from your Contract Value on each Contract Anniversary prior to the Annuity Date and on any other day that you surrender your Contract. We may waive the contract maintenance fee under certain circumstances. We also deduct from your Contract Value charges for any optional benefits and riders applicable to your Contract, such as the Return of Purchase Payments Death Benefit.

    We will deduct any applicable state premium tax from Purchase Payments or Contract Value if premium taxes apply to your Contract. The Funds' investment management fees and other operating expenses are more fully described in the prospectuses for the Funds.

    (See the "FEES AND EXPENSES" tables preceding this Summary and the "CHARGES AND DEDUCTIONS" section later in this Prospectus.)

    What Annuity Options are available?

    Currently, we apply the Annuity Value to an Annuity Option on the Annuity Date, unless you choose to receive that amount in a lump sum. Annuity Options include: payments for a certain period and life income with or without payments for a certain period. Annuity Options are available on either a fixed or variable payment basis. (See "ANNUITY PAYMENTS".)

    Is the Contract available for qualified retirement plans?

    You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. (See "DESCRIPTION OF THE CONTRACT, The Contract," and "FEDERAL TAX MATTERS, Qualified Retirement Plans.")

    Where may I find financial information about the Sub-Accounts?

    You may find financial information about the Sub-Accounts in Appendix D to this Prospectus and in the Statement of Additional Information.

    Other contracts

    We issue other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their sub-accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our Administrative Office in writing or by telephone.

    Federal Tax Status

    Generally all earnings on the investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from a non-Qualified Contract, which includes a surrender or withdrawal or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply to distributions from non-Qualified as well as Qualified Contracts. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. (See "FEDERAL TAX MATTERS.")

    THE COMPANY, VARIABLE ACCOUNT AND FUNDS

    Protective Life Insurance Company

    The Contracts are issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life's address is P.O. Box 10648, Birmingham, Alabama 35202-0648. Protective Life markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities and extended service contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2020, Protective Life had total assets of approximately $126.5 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), a U.S. insurance holding company and a wholly-owned subsidiary of Dai-ichi Life Holdings, Inc. (“Dai-ichi”). Dai-ichi is a top 20 global life insurance company. Dai-ichi's stock is traded on the Tokyo Stock Exchange. As of December 31, 2020, PLC had total assets of approximately $126.9 billion.

    The assets of Protective Life's general account support its insurance and annuity obligations and are subject to its general liabilities from business operations and to claims by its creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Variable Account value (such as those associated with the Return of Purchase Payments Death Benefit), are paid from Protective Life's general account, any amounts that Protective Life may pay under the Contract in excess of Variable Account value are subject to its financial strength and claims-paying ability. It is important to note that there is no guarantee that Protective Life will always be able to meet its claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider Protective Life's financial strength and claims paying ability to meet its obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

    Protective Variable Annuity Separate Account

    The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and meets the definition of a separate account under federal securities laws.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

    Administration

    Protective Life Insurance Company performs the Contract administration at its Administrative Office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

    The Funds

    The assets of each Sub-Account are invested solely in a corresponding Fund. Each Fund is an investment portfolio of one of the investment companies listed below.

Fund	Fund Manager/ Investment Adviser	Subadvisor(s)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
AB Variable Products Series Fund, Inc.	AllianceBernstein L.P.
American Funds Insurance Series	Capital Research and Management Company
BlackRock Variable Series Funds, Inc.	BlackRock Advisors, LLC
Clayton Street Trust	Janus Capital Management LLC
Columbia Funds Variable Insurance Trust	Columbia Management Investment Advisers, LLC
Fidelity Variable Insurance Products	Fidelity Management and Research Company	FMR Co., Inc. Strategic Advisors, Inc. Fidelity Investments Money Management, Inc.
Franklin Templeton Variable Insurance Products Trust	Franklin Advisers, Inc. (Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund)

    Franklin Advisory Services, LLC (Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund)

    Franklin Mutual Advisers, LLC(Franklin Mutual Shares VIP Fund)

    Templeton Investment Counsel, LLC(Templeton Foreign VIP Fund)

    Templeton Global Advisors Limited (Templeton Growth VIP Fund)

Templeton Asset Management Ltd. (Templeton Developing Markets VIP Fund)
Goldman Sachs Variable Insurance Trust	Goldman Sachs Asset Management L.P.
Guggenheim Variable Fund	Guggenheim Investments
Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC;
Lord Abbett Series Fund, Inc.	Lord, Abbett & Co. LLC
MFS Variable Insurance Trust	MFS Investment Management
MFS Variable Insurance Trust II (the "MFS II Funds")	MFS Investment Management
PIMCO Variable Insurance Trust	Pacific Investment Management Company, LLC.	Research Affiliates, LLC
Royce Capital Fund	Royce & Associates, LLC
Rydex Variable Trust	Guggenheim Investments
T. Rowe Price Equity Services, Inc.	T. Rowe Price Associates, Inc.

    Shares of the Funds are offered only to:

      the Variable Account;
      other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;
      separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and
      certain qualified retirement plans.

    For a discussion of the potential conflicts of interest that may arise as a result of the sale of Fund shares to separate accounts that support variable annuity contracts, variable life insurance policies and certain qualified pension and retirement plans as well as the sale of Fund shares to the separate accounts of insurance companies that are not affiliated with Protective Life, see the prospectuses for the Funds. Fund shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

    NOTE: The Franklin Mutual Global Discovery VIP Fund Class 2, Franklin Mutual Shares VIP Fund Class 2, Templeton Foreign VIP Fund Class 2, Templeton Growth VIP Fund Class 2, Invesco VI Global Strategic Income Fund Class II, Goldman Sachs VIT Mid Cap Value Fund Service Class, Legg Mason Dynamic Multi-Strategy VIT Fund Class II, Lord Abbett Series Mid-Cap Stock Fund Value Class, Royce Capital Fund-Micro-Cap Portfolio Service Class and Royce Capital Fund-Small-Cap Portfolio Service Class will not be available to Contracts issued on or after May 1, 2021.

    Certain Funds employ investment strategies designed to manage exposure to volatility in the equity markets. Allocating Purchase Payments and Contract Value to a Sub-Account investing in one of these Funds may have the effect of mitigating declines in your Contract Value in the event of a significant decline in equity market valuations; however, the strategies followed by the Funds, if successful, will also generally result in your Contract Value increasing to a lesser degree than the equity markets, or decreasing, when the values of equity investments are stable or rising. As a result, you may not benefit from some or all of the increases in equity market values under your Contract and could also result in a decrease in your Contract Value. In addition, there is no guarantee that the Funds' strategies will have their intended effect, or that they will work as effectively as is intended.

    AB Variable Products Series Fund, Inc.

    AB VPS Growth and Income Portfolio, Class B

    The Portfolio seeks long-term growth of capital.

    AB VPS Large Cap Growth Portfolio, Class B

    The Portfolio seeks long-term growth of capital.

    AB VPS Small Cap Growth Portfolio, Class B

    The Portfolio seeks long-term growth of capital.

    AB VPS Small/Mid Cap Value Portfolio, Class B

    The Portfolio seeks long-term growth of capital.

    AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

    Invesco V.I. American Value Fund, Series II Shares

    This Fund seeks long-term capital appreciation.

    Invesco V.I. Balanced Risk Allocation Fund, Series II Shares

    The Fund seeks total return with a low to moderate correlation to traditional financial market indices.

    Invesco V.I. Capital Appreciation Fund, Series II Shares (formerly Invesco Oppenheimer V.I. Capital Appreciation Fund)

    This Fund seeks capital appreciation.

    Invesco V.I. Comstock Fund, Series II Shares

    This Fund seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

    Invesco V.I. Conservative Balanced Fund, Series II Shares (formerly Invesco Oppenheimer V.I. Conservative Balanced Fund)

    This Fund seeks total return.

    Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)

    This Fund seeks capital appreciation.

    Invesco V.I. Equity and Income Fund, Series II Shares

    This Fund seeks both capital appreciation and current income.

    Invesco V.I. Global Fund, Series II Shares (formerly Invesco Oppenheimer V.I. Global Fund)

    This Fund seeks capital appreciation.

    Invesco V.I. Global Real Estate Fund, Series II Shares

    This Fund seeks total return through growth of capital and current income.

    Invesco V.I. Global Strategic Income Fund, Series II Shares (formerly Invesco Oppenheimer V.I. Global Strategic Income Fund)

    This Fund seeks total return.

    Invesco V.I. U.S. Government Money Portfolio (formerly Invesco Oppenheimer V.I. Government Money Fund)

    This Fund seeks income consistent with stability of principal.

    You could lose money by investing in the Invesco V.I. U.S. Government Money Portfolio. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield in the Sub-Account that invests in this Fund could be negative. If the yield in the Sub-Account becomes negative, Contract Value invested in the Sub-Account may decline.

    Invesco V.I. Government Securities Fund, Series II Shares

    The Fund seeks total return, comprised of current income and capital appreciation.

    Invesco V.I. Growth and Income Fund, Series II Shares

    This Fund seeks long-term growth of capital and income.

    Invesco V.I. International Growth Fund, Series II Shares (formerly Invesco Oppenheimer V.I. International Growth Fund)

    This Fund seeks long-term growth of capital.

    Invesco V.I. Main Street Fund, Series II Shares (formerly Invesco Oppenheimer V.I. Main Street Fund)

    This Fund seeks capital appreciation.

    Invesco V.I. Main Street Small Cap Fund®, Series II Shares (formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund®)

    The Fund seeks capital appreciation.

    Invesco V.I. Small Cap Equity Fund, Series II Shares

    This Fund seeks long-term growth of capital.

    American Funds Insurance Series®

    IS Asset Allocation Fund, Class 4

    The Fund seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.

    IS The Bond Fund of America, Class 4 (formerly IS Bond Fund)

    The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

    IS Capital Income Builder®, Class 4

    The Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The Fund’s secondary objective is to provide growth of capital.

    IS Global Growth Fund, Class 4

    The Fund seeks to provide long-term growth of capital.

    IS Capital World Growth and Income Fund, Class 4 (formerly IS Global Growth and Income Fund)

    The Fund seeks to provide long-term growth of capital while providing current income.

    IS Growth Fund, Class 4

    The Fund seeks to provide growth of capital.

    IS Growth-Income Fund, Class 4

    The Fund seeks to achieve long-term growth of capital and income.

    IS U.S. Government Securities Fund, Class 4 (formerly IS U.S. Government/AAA-Rated Securities Fund)

    The Fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital.

    BlackRock Variable Series Funds, Inc.

    BlackRock 60/40 Target Allocation ETF, Class III Shares

    This Fund seeks to provide total return.

    BlackRock Global Allocation V.I. Fund, Class III Shares

    This Fund seeks high total investment return.

    Clayton Street Trust

    Protective Life Dynamic Allocation Series- Conservative Portfolio

    This Fund seeks total return through income and growth of capital, balanced by capital preservation.

    Protective Life Dynamic Allocation Series- Growth Portfolio

    This Fund seeks total return through growth of capital, balanced by capital preservation.

    Protective Life Dynamic Allocation Series- Moderate Portfolio

    This Fund seeks total return through growth of capital and income, balanced by capital preservation.

    Columbia Funds Variable Insurance Trust

    Columbia Variable Portfolio - Balanced Fund, Class 2 Shares

    The Fund seeks high total return by investing in common stocks and debt securities.

    Columbia Variable Portfolio - Intermediate Bond Fund, Class 2 Shares

    The Fund seeks total return, consisting of current income and capital appreciation

    Columbia Variable Portfolio - Limited Duration Credit Fund, Class 2 Shares

    The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.

    Columbia Variable Portfolio - Select Mid Cap Value Fund, Class 2 Shares

    The Fund seeks to provide shareholders with long-term capital appreciation.

    Columbia Variable Portfolio - Strategic Income Fund, Class 2 Shares

    The Fund seeks total return, consisting of current income and capital appreciation.

    Fidelity® Variable Insurance Products

    VIP Asset Manager Portfolio, Service Class 2

    The Fund seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

    VIP Balanced Portfolio, Service Class 2

    The Fund seeks income and capital growth consistent with reasonable risk.

    VIP Contrafund® Portfolio, Service Class 2

    This Fund seeks long-term capital appreciation.

    VIP Energy Portfolio, Service Class 2

    The Fund seeks capital appreciation.

    VIP FundsManager® 20% Portfolio, Service Class 2

    The Fund seeks high current income and, as a secondary objective, capital appreciation.

    VIP FundsManager® 85% Portfolio, Service Class 2

    The Fund seeks high total return.

    VIP Health Care Portfolio, Service Class 2

    The Fund seeks capital appreciation.

    VIP Index 500 Portfolio, Service Class 2

    This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

    VIP Investment Grade Bond Portfolio, Service Class 2

    This Fund seeks as high a level of current income as is consistent with the preservation of capital.

    VIP Mid Cap Portfolio, Service Class 2

    This Fund seeks long-term growth of capital.

    VIP Target Volatility Portfolio, Service Class 2

    The Fund seeks total return.

    Franklin Templeton Variable Insurance Products Trust

    Franklin DynaTech VIP Fund, Class 2 (formerly Franklin Flex Cap Growth VIP Fund)

    This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

    Franklin Income VIP Fund, Class 2

    This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

    Franklin Mutual Global Discovery VIP Fund, Class 2

    This Fund seeks capital appreciation. Under normal market conditions, this Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

    Franklin Mutual Shares VIP Fund, Class 2

    This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

    Franklin Rising Dividends VIP Fund, Class 2

    This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.

    Franklin Small Cap Value VIP Fund, Class 2

    This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

    Franklin Small-Mid Cap Growth VIP Fund, Class 2

    This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.

    Franklin Strategic Income VIP Fund, Class 2

    This Fund seeks a high level of current income, with capital appreciation over the long-term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

    Franklin U.S. Government Securities VIP Fund, Class 2

    This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

    Templeton Developing Markets VIP Fund, Class 2

    This Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.

    Templeton Foreign VIP Fund, Class 2

    This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

    Templeton Global Bond VIP Fund, Class 2

    This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, this Fund invests at least 80% of its net assets in debt securities of any maturity.

    Templeton Growth VIP Fund, Class 2

    This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

    Goldman Sachs Variable Insurance Trust

    Global Trends Allocation Fund, Service Class

    This Fund seeks total return while seeking to provide volatility management.

    Growth Opportunities Fund, Service Class

    This Fund seeks long-term growth of capital.

    International Equity Insights Fund, Service Class

    This Fund seeks long-term growth of capital.

    Mid Cap Value Fund, Service Class

    This Fund seeks long-term capital appreciation.

    Small Cap Equity Insights Fund, Service Class

    This Fund seeks long-term growth of capital.

    Strategic Growth Fund, Service Class

    This Fund seeks long-term growth of capital.

    Guggenheim Variable Fund

    Guggenheim Floating Rate Strategies Series, (Series F)

    This Fund seeks a high level of current income while maximizing total return.

    Guggenheim Global Managed Futures Strategy Fund

    This Fund seeks to generate positive total return over time.

    Guggenheim Long Short Equity Fund

    This Fund seeks long-term capital appreciation.

    Guggenheim Multi-Hedge Strategies Fund

    This Fund seeks long-term capital appreciation with less risk than traditional equity funds.

    Legg Mason Partners Variable Equity Trust

    ClearBridge Variable Dividend Strategy Portfolio, Class II

    The Fund seeks dividend income, growth of dividend income and long-term capital appreciation.

    ClearBridge Variable Large Cap Growth Portfolio, Class II

    The Fund seeks long-term growth of capital.

    ClearBridge Variable Mid Cap Portfolio, Class II

    This Fund seeks long-term growth of capital.

    ClearBridge Variable Small Cap Growth Portfolio, Class II

    This Fund seeks long-term growth of capital.

    QS Dynamic Multi-Strategy VIT Portfolio, Class II

    The Fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Fund will seek to reduce volatility as a secondary objective.

    Western Asset Core Plus VIT Portfolio, Class II

    The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration within 30% of the average duration of the domestic bond market as a whole.

    Lord Abbett Series Fund, Inc.

    Bond-Debenture Portfolio, Value Class

    The Fund seeks high current income and the opportunity for capital appreciation to produce a high total return.

    Dividend Growth Portfolio, Value Class

    The Fund seeks current income and capital appreciation.

    Fundamental Equity Portfolio, Value Class

    The Fund seeks long-term growth of capital and income without excessive fluctuations in market value.

    Growth Opportunities Portfolio, Value Class

    The Fund seeks capital appreciation.

    Mid-Cap Stock Portfolio, Value Class

    The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

    Short Duration Income Portfolio, Value Class

    The Fund seeks a high level of income consistent with preservation of capital.

    MFS® Variable Insurance Trust

    MFS® Growth Series, Service Class Shares

    This Fund seeks capital appreciation.

    MFS® Investors Trust Series, Service Class Shares

    This Fund seeks capital appreciation.

    MFS® New Discovery Series, Service Class Shares

    This Fund seeks capital appreciation.

    MFS® Research Series, Service Class Shares

    This Fund seeks capital appreciation.

    MFS® Total Return Series, Service Class Shares

    This Fund seeks total return.

    MFS® Total Return Bond Series, Service Class Shares

    This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

    MFS® Utilities Series, Service Class Shares

    This Fund seeks total return.

    MFS® Value Series, Service Class Shares

    This Fund seeks capital appreciation.

    MFS® Variable Insurance Trust II

    MFS® Emerging Markets Equity Portfolio, Service Class Shares

    This Fund's investment objective is to seek capital appreciation.

    MFS® International Intrinsic Value Portfolio, Service Class Shares

    This Fund's investment objective is to seek capital appreciation.

    MFS® Massachusetts Investors Growth Stock Portfolio, Service Class Shares

    This Fund seeks capital appreciation.

    PIMCO Variable Insurance Trust

    All Asset Portfolio, Advisor Class

    This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

    Global Diversified Allocation Portfolio, Advisor Class

    The Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index.

    High Yield Portfolio, Advisor Class

    The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

    Income Portfolio, Advisor Class

    This Portfolio seeks to maximize current income. Long-term capital appreciation is a secondary objective.

    Long-Term US Government Portfolio, Advisor Class

    This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

    Low Duration Portfolio, Advisor Class

    This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

    Real Return Portfolio, Advisor Class

    This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

    Short-Term Portfolio, Advisor Class

    This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity.

    Total Return Portfolio, Advisor Class

    This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

    Rydex Variable Trust

    Rydex Commodities Strategy Fund(1)

    This Fund seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities, which is the S&P GSCI® Commodity Index.

    Rydex Inverse Government Long Bond Strategy Fund(1)

    This Fund seeks to provide investment results that correspond, to the daily performance, before fees and expenses, to the Fund's current benchmark, which is the inverse (opposite) performance of the Long Treasury Bond.

    Rydex Inverse S&P 500 Strategy Fund(1)

    This Fund seeks to provide investment results that match the daily performance, before fees and expenses, of the Fund's current benchmark, which is the inverse (opposite) of the performance of the S&P 500® Index.

    Rydex Nova Fund(1)

    This Fund seeks to provide investment results that match the daily performance, before fees and expenses, of the Fund's current benchmark, which is 150% of the performance of the S&P 500® Index.

    Royce Capital Fund

    Micro-Cap Fund, Service Class

    This Fund seeks long-term growth of capital.

    Small-Cap Fund, Service Class

    This Fund seeks long-term growth of capital.

    T. Rowe Price Equity Series, Inc

    T. Rowe Price Blue Chip Growth Portfolio, Portfolio-II Class Shares

    The Fund seeks to provide long-term capital growth; income is a secondary objective.

    T. Rowe Price Health Sciences Portfolio, Portfolio-II Class Shares

    The Fund seeks long-term capital appreciation.

    (1) Effective May 1, 2014, the Sub-Account investing in this Rydex fund is only available to Owners invested in that Sub-Account as of that date. Unless you had Contract Value in this Sub-Account as of April 30, 2014, this Sub-Account is no longer available for the allocation of Purchase Payments or transfer of Contract Value. Transfers of Contract Value include transfers made pursuant to the dollar-cost averaging program, but do not include transfers made pursuant to allocation adjustment or portfolio rebalancing programs. If you had Contract Value in this Sub-Account on April 30, 2014, your Contract Value will remain invested in the Sub-Account and you may continue to allocate Purchase Payments and transfer Contract Value to the Sub-Account, but if you submit new allocation instructions to our Administrative Office where your Contract Value will no longer be invested in this Sub-Account, you will no longer be permitted to allocate Purchase Payments and transfer Contract Value to the Sub-Account. If we receive an application for a Contract with an allocation to the Sub-Account investing in this Rydex fund, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. If the applicant does not provide us with revised instructions within five Valuation Days after the Valuation Date on which we first received the initial Purchase Payment, we will return the application and initial Purchase Payment, unless the applicant consents to us retaining the initial Purchase Payment until further instructions are provided. If we receive a Purchase Payment for an existing Contract with an allocation to the Sub-Account investing in this Rydex fund, (other than from an Owner currently invested in the Sub-Account), we will return the applicable portion of the payment to you. If you are not currently invested in the Sub-Account investing in this Rydex fund and you request a transfer of Contract Value to that Sub-Account, we will consider your request to not be in "good order," and we will not process it. In such cases, we will contact you for further instructions.

    There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your financial professional. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

    Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

    Volatility Management Strategies. Certain Funds utilize volatility management strategies as part of their investment objectives and/or principal investment strategies. Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, the volatility management strategy, however, could result in your Contract Value rising less than would have been the case had you been invested in a Fund that does not utilize a volatility management strategy. Conversely, investing in a Fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the Fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Contract Value may decline less than would have been the case had you not been invested in a Fund that features a volatility management strategy. Please see the Funds’ prospectuses for information about volatility management strategies.

    Selection of Funds

    We select the Funds offered through the Contracts based on several criteria, including but not limited to the following:

      asset class coverage;
      the strength of the investment adviser's (or sub-adviser's) reputation and tenure;
      brand recognition;
      performance;
      the capability and qualification of each investment firm; and
      whether our distributors are likely to recommend the Funds to Contract Owners.

    Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive with Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

    Asset Allocation Model Portfolios.  Four asset allocation models ("Model Portfolios") are available at no additional charge as Investment Options under your Contract.

    Each Model Portfolio invests different percentages of Contract Value in some or all of the Sub-Accounts under your Contract, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objectives.

    Pursuant to an agreement with Protective Life, Milliman, Inc., a diversified financial services firm and registered investment adviser under the Investment Advisers Act of 1940, as amended, determines the composition of the Model Portfolios and is compensated by Protective Life for doing so. There is no investment advisory relationship between Milliman and Owners. In the future, Protective Life may modify or discontinue its arrangement with Milliman, in which case Protective Life may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models. Protective Life does not provide investment advisory services in making the Model Portfolios or any other service or feature available under the Contract.

    The selection of Investment Options in the Model Portfolios involves balancing a number of factors including, but not limited to, the investment objectives, policies and expenses of the Funds in each Model Portfolio, the overall historical performance and volatility of the Funds, and the marketability of individual Funds and Fund families. In addition, Protective Life considers the marketability of individual Funds and Fund families, as well as marketing support provided to Protective Life and the broker-dealers who sell the Contracts and administrative services and marketing support payments made by the Fund or its manager to Protective Life or Investment Distributors, Inc. ("IDI"). The receipt of greater administrative services or marketing support payments from certain Funds may present a conflict of interest for Protective Life.

    The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes, however. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to our Administrative Office in writing.

    The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

      Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 40% in equity and 60% in fixed income investments. The largest of the asset class target allocations are in fixed income, large-cap value and mortgages.
      Balanced Growth & Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 50% in equity and 50% in fixed income investments. The largest asset class target allocations are in fixed income, large-cap value, international equity and large-cap growth.
      Balanced Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 60% in equity and 40% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large-cap value, and large-cap growth.
      Growth Focus portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 75% in equity and 25% in fixed income investments. The largest asset class target allocations are in international equity, large-cap value, large-cap growth and mid-cap stocks.

    Other Information about the Funds

    Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. If a participation agreement relating to a Fund terminates, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.

    Certain Payments We Receive with Regard to the Funds

    We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for services provided and expenses incurred by us (and our affiliates) in promoting, marketing, distributing, and administering the Contracts, and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

    12b-1 Fees.  We receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we anticipate we will receive from the Funds on an annual basis:

    Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to us:
AB Variable Products Series Fund, Inc.	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
American Funds Insurance Series	0.25%
BlackRock Variable Series Funds, Inc.	0.25%
Clayton Street Trust	0.25%
Columbia Funds Variable Insurance Trust	0.25%
Fidelity Variable Insurance Products	0.25%
Franklin Templeton Variable Insurance Protucts Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Guggenheim Variable Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS® Variable Insurance Trust	0.25%
MFS® Variable Insurance Trust II	0.25%
PIMCO Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
T. Rowe Price Equity Series, Inc.	0.25%

    Payments From Advisers and/or Distributors.  As of the date of this Prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds other than 12b-1 fees. These payments are not paid out of fund assets. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets other than 12b-1 fees. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees. See the Funds' prospectuses for more information. The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliates). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance contracts.

    Other Payments.  A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

    For details about the compensation payments we make in connection with the sale of the Contracts, see "DISTRIBUTION OF THE CONTRACTS."

    Addition, Deletion or Substitution of Investments

    Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new Funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities. Because the plan fiduciary retains the right to select the investments in an employee benefit plan, when the fiduciary receives notice of an addition, deletion, or substitution of an investment (for example, either through this Prospectus or a supplement to the Prospectus), a plan fiduciary should consider whether the Contract will remain a prudent investment for the plan. If a plan fiduciary wishes to reject the change after receiving notice, it can do so by surrendering the Contract.

    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

    If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires or permits.

    DESCRIPTION OF THE CONTRACT

    The following sections describe the Contracts currently being offered.

    The Contract

    The Protective Variable Annuity Investors Series Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life.

    Use of the Contract in Qualified Plans

    You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs as they apply to your particular situation.

    Parties to the Contract

    Owner

    The Owner is the person or persons who own the Contract and is entitled to exercise all rights and privileges provided in the Contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. However, Protective Life may accept instructions from one Owner on behalf of both Owners. Protective Life will only issue a Contract prior to each Owner's 86th birthday. Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owners who are nonnatural persons, age restrictions apply to the Annuitant.

    The Owner of this Contract may be changed by Written Notice provided:

      each new Owner's 86th birthday is after the Issue Date; and
      each new Owner's 95th birthday is on or after the Annuity Date.

    For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "TAXATION OF ANNUITIES IN GENERAL.")

    Beneficiary

    The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of the Owner.

    Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

    Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

    If no Beneficiary designation is in effect or if no Beneficiary is living at the time of the Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Date, the Beneficiary will become the new Owner.

    Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary.

    Annuitant

    The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 86th birthday. If the Annuitant is not an Owner and dies prior to the Annuity Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

    The Owner may change the Annuitant by Written Notice prior to the Annuity Date. However, if any Owner is not a natural person, then the Annuitant may not be changed. The new Annuitant's 95th birthday must be on or after the Annuity Date in effect when the change of Annuitant is requested.

    Payee

    The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

    Issuance of a Contract

    To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. Protective Life reserves the right to accept or decline a request to issue a Contract for any reason permitted or required by law. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.

    If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Investment Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Investment Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.

    Purchase Payments

    We will only accept Purchase Payments before the earlier of the oldest Owner's and Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. The minimum initial Purchase Payment is $5,000. The minimum subsequent Purchase Payment is $100, or $50 if made by electronic funds transfer. We may amend this minimum subsequent Purchase Payment amount at any time. Under certain circumstances, we may be required by law to reject a Purchase Payment.

    We reserve the right to limit, suspend, or reject any Purchase Payment at any time in our sole discretion, and/or limit the Investment Options to which Contract Owners may direct Purchase Payments, following written notice to Contract Owners. We may do so for all Contracts or only certain classes of Contracts. If we exercise our right to suspend, reject, and/or place limitations on the acceptance and/or allocation of subsequent Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through subsequent Purchase Payments. These restrictions could prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer sponsored retirement plan or an IRA. Accordingly, you should consider whether the Contract is appropriate for you. (See "QUALIFIED RETIREMENT PLANS.") Before you purchase this Contract and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject, or limit subsequent Purchase Payments at some point in the future. You should consult with your sales representative prior to purchase.

    Purchase Payments are payable at our Administrative Office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive your payment and a completed transaction service form at our Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. Valuation Periods end at the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). We will process any Purchase Payment received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.

    The maximum aggregate Purchase Payment(s) that can be made without prior Administrative Office approval is $1,000,000.

    We reserve the right to change the maximum aggregate Purchase Payment(s) that we will accept at any time, and to condition acceptance of Purchase Payments over any established maximum amount upon prior approval by our Administrative Office and to impose conditions upon the acceptance of aggregate Purchase Payments greater than the established maximum, such as limiting the death benefit options that are available under your Contract. We will give written notice at least five (5) days before any changes to Purchase Payment limitations go into effect.

    Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic purchase payment plan to any DCA Account. You may not elect the automatic purchase payment plan and the automatic withdrawal plan simultaneously. (See "Surrenders and Withdrawals.") Upon receipt of Due Proof of Death of the Owner at our Administrative Office the Company will terminate deductions under the automatic purchase payment plan.

    We do not always receive your Purchase Payment or your application on the day you send it or give it to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

    Right to Cancel

    You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our Administrative Office or the sales representative who sold it. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted under state law, Protective Life will refund the Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payment.

    For individual retirement annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Invesco V.I. U.S. Government Money Portfolio Sub-Account until the expiration of the right-to-cancel period. When we allocate your initial Purchase Payment (and any subsequent Purchase Payments) to the Invesco V.I. U.S. Government Money Portfolio Sub-Account for the right-to-cancel period, we will refund the greater of the Contract Value without any deductions for fees or charges or the Purchase Payment. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

    Allocation of Purchase Payments

    Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Investment Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

    Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

    If you elect to participate in the optional Allocation Adjustment program, you may not allocate Purchase Payments into restricted Sub-Accounts. If we receive instructions from you requesting an allocation to a restricted Sub-Account, we will allocate the requested amount to the restricted Sub-Account, and then immediately transfer the amount to the Invesco Oppenheimer V.I. Government Money Fund Sub-Account. See "THE ALLOCATION ADJUSTMENT PROGRAM."

    Variable Account Value

    Sub-Account Value

    A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Issue Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Dates prior to the Annuity Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by withdrawals (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

    The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.

    Determination of Accumulation Units

    Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Date as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

    Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

      surrenders and applicable surrender charges;
      withdrawals and applicable surrender charges;
      automatic withdrawals and applicable surrender charges;
      transfer from a Sub-Account and any applicable transfer fee;
      payment of a death benefit claim;
      application of the Contract Value to an Annuity Option; and
      deduction of the monthly death benefit fee and the annual contract maintenance fee.

    Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. Accumulation Units associated with the monthly death benefit fee and the annual contract maintenance fee are canceled without notice or instruction.

    Determination of Accumulation Unit Value

    The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor.

    Net Investment Factor

    The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

      is the result of:
        the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period.
      is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.
      is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

    Transfers

    Before the Annuity Date, you may instruct us to transfer Contract Value between and among the Investment Options. When we receive your transfer instructions on a completed transaction service form at our Administrative Office, we will allocate the Contract Value you transfer at the next price determined for the Investment Options you indicate. Prices for the Investment Options are determined as of the end of each Valuation Period, which is the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). Accordingly, transfer requests received in "good order" at our Administrative Office before the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the day the requests are received; transfer requests received at our Administrative Office after the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the next day on which the New York Stock Exchange is open for regular trading. A transaction request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See "SUSPENSION OR DELAY IN PAYMENTS.") There are limitations on transfers, which are described below.

    After the Annuity Date, when variable income payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or from a Sub-Account and Guaranteed Account.

    In the event of the Owner's death, all automatic transfers under the Contract, such as dollar cost averaging, portfolio rebalancing, and Allocation Adjustment will cease upon our receipt of Due Proof of Death at our Administrative Office.

    A surviving spouse who elects to continue the Contract as the new Owner may decide to participate in either dollar cost averaging or portfolio rebalancing, or both, subject to the terms and conditions set forth in this Prospectus. A surviving spouse who continues the Contract may also elect to participate in the Allocation Adjustment Program.

    Any Beneficiary who elects a Death Benefit payment option that provides for the payment of Death Benefit proceeds either over the lifetime of the Beneficiary or within 5 years of the Owner’s death may transfer Contract Value among the Sub-Accounts and participate in either the portfolio rebalancing program or Allocation Adjustment Program, or both. Because that Beneficiary may not make additional premium payments, however, the Beneficiary may not participate in dollar cost averaging. See “DEATH BENEFIT-Payment of the Death Benefit.”

    How to Request Transfers

    Before or after the Annuity Date, owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

    Reliability of Communications Systems

    The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers', your registered representative's, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can request your transaction by writing to us.

    Limitations on Transfers

    We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) without prior notice for any Contract or class of Contracts at any time for any reason.

    Minimum amounts.  You must transfer at least $100 each time you make a transfer. If the entire amount in the Investment Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Investment Option after a transfer, then we may transfer the entire amount out of that Investment Option instead of the requested amount.

    Number of transfers.  Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 per Contract Year and we also reserve the right to charge a transfer fee for each additional transfer over 12 during any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. The transfer fee will not exceed $25 per transfer. We will deduct any transfer fee from the amount being transferred. (See "CHARGES AND DEDUCTIONS, Transfer Fee.") We will not include transfers made pursuant to the dollar-cost averaging, allocation adjustment or portfolio rebalancing programs when counting frequent transfer activity or assessing a transfer fee.

    Limitations on transfers involving the Guaranteed Account.  No amounts may be transferred into a DCA Account. No amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Guaranteed Account to the Variable Account, it may take several years to do so. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.

    Limitations on Transfers under the Optional Allocation Adjustment Program.  If you elect to participate in the optional Allocation Adjustment Program, you may transfer Contract Value among the Investment Options only by submitting a new Contract allocation instruction and you may not transfer Contract Value into restricted Sub-Accounts. If we receive instructions from you requesting a transfer of Contract Value to a restricted Sub-Account, we will transfer the requested amount to the restricted Sub-Account, and then immediately transfer the amount to the Oppenheimer Government Money Fund/VA Sub-Account. See "THE ALLOCATION ADJUSTMENT PROGRAM."

    Limitations on frequent transfers, including "market timing" transfers.  Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Date or thereafter.

    When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

      Increased brokerage, trading and transaction costs;
      Disruption of planned investment strategies;
      Forced and unplanned liquidation and portfolio turnover;
      Lost opportunity costs; and
      Large asset swings that decrease the Fund's ability to provide maximum investment return to all Contract Owners.

    In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account. We discourage frequent transfers of Contract Value between Sub-Accounts.

    We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the allocation adjustment, dollar-cost averaging or portfolio rebalancing programs when monitoring for frequent transfer activity.

    When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.

    In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

    Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

    We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

    Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

    Dollar Cost Averaging

    Before the Annuity Date, you may instruct us by Written Notice to transfer automatically, on a monthly basis, amounts from a DCA Account or the Fixed Account to any Sub-Account of the Variable Account. This is known as the "dollar-cost averaging" ("DCA") method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

    DCA transfers are made monthly; you may choose to make the transfers on the 1st through the 28th day of each month. Dollar cost averaging transfers cease upon our receipt of Due Proof of Death of the Owner at our Administrative Office. Any remaining balance designated for DCA transfers will be automatically transferred to the Sub-Accounts according to the Owner's current dollar cost averaging instructions.

    There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to restrict the Sub-Accounts into which you may make DCA transfers or discontinue dollar cost averaging upon written notice to the Owner at any time for any reason.

    In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

    Transfers from the DCA Accounts.  If you allocate a Purchase Payment to one of the DCA Accounts, you must include instructions regarding the day of the month on which the transfers should be made, the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated.

    Currently, the maximum period for dollar cost averaging from the DCA Account 1 is six months and from the DCA Account 2 is twelve months. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Account. The periodic amount transferred from a DCA Account will be equal to the Purchase Payment allocated to the DCA Account divided by the number of dollar cost averaging transfers to be made.

    The interest rates on the DCA Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Account for the full period. Interest credited will be transferred from the DCA Account after the last dollar cost averaging transfer.

    We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time.

    Transfers from the Fixed Account.  You may also establish dollar-cost averaging transfers from the Fixed Account; the minimum period for dollar cost averaging transfers from the Fixed Account is twelve months. If you wish to establish dollar-cost averaging transfers from the Fixed Account, you must include instructions regarding the day of the month on which the transfers should be made, the amount of the transfers (you must transfer the same amount each time), the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated.

    Dollar Cost Averaging Transfers under the Optional Allocation Adjustment Program.  If you elect to participate in the optional Allocation Adjustment Program, any automatic transfers from the DCA Account to the restricted Sub-Account will be redirected to the Oppenheimer Government Money Fund/VA Sub-Account. See "THE ALLOCATION ADJUSTMENT PROGRAM."

    Portfolio Rebalancing

    Before the Annuity Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

    You may elect portfolio rebalancing to occur on the 1st through the 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Portfolio rebalancing ceases when we receive Due Proof of Death of the Owner at our Administrative Office. The Contract Value will remain in the Investment Options as of the date we receive Due Proof of Death of the Owner. A surviving spouse who elects to continue the Contract and become the new Owner, or any Beneficiary who elects to receive payment of the Death Benefit over their lifetime or within 5 years of the Owner’s death, may provide us with new Contract allocation instructions. See ”DEATH BENEFIT – Payment of the Death Benefit.”

    There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner at any time for any reason.

    Portfolio Rebalancing under the Optional Allocation Adjustment Program. If you elect to participate in the optional Allocation Adjustment Program, we will "re-balance" your Variable Account value according to your most recent allocation instructions, but will include the Oppenheimer Money Fund/VA Sub-Account in place of the restricted Sub-Account. See "The Allocation Adjustment Program."

    Surrenders and Withdrawals

    At any time before the Annuity Date, you may request a surrender of or withdrawal from your Contract. Federal and state income taxes may apply to surrenders and withdrawals, and a 10% federal penalty tax may apply if the surrender or withdrawal occurs before the Owner reaches age 59-1/2. (See "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.") A surrender charge may also apply to surrenders and withdrawals. (See "CHARGES AND DEDUCTIONS.") A surrender value may be available under certain Annuity Options. (See "Annuitization.") In accordance with SEC regulations, surrenders and withdrawals are payable within 7 calendar days of our receiving your request in "good order" at our Administrative Office. (See "SUSPENSION OR DELAY IN PAYMENTS.")

    Surrenders

    At any time before the Annuity Date, you may request a surrender of your Contract for its surrender value either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for surrenders of Contracts that have a Contract Value of $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a surrender by facsimile or change the requirements for your ability to request a surrender by facsimile for any Contract at any time without prior notice. We will pay you the surrender value in a lump sum.

    Withdrawals

    At any time before the Annuity Date, you may request a withdrawal of your Contract Value provided the Contract Value remaining after the withdrawal is at least $5,000. If you request a withdrawal that would reduce your Contract Value below $5,000, then we will consider your request to be not in Good Order and we will notify you that we will not process your request.

    You may request a withdrawal by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a withdrawal by telephone. Withdrawals requested by telephone or facsimile are subject to limitations. Currently we accept requests for withdrawals by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of $50,000. For withdrawals exceeding 25% of the Contract Value and/or $50,000 we will only accept withdrawal requests by Written Notice. We may eliminate your ability to make withdrawals by telephone or facsimile or change the requirements for your ability to make withdrawals by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

    You may specify the amount of the withdrawal to be made from any Investment Option. If you do not so specify, or if the amount in the designated Investment Option(s) is inadequate to comply with the request, the withdrawal will be made from each Investment Option based on the proportion that the value of each Investment Option bears to the total Contract Value.

    Signature Guarantees

    Signature guarantees are required for withdrawals or surrenders of $50,000 or more.

    Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

    An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

    A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

    Surrender Value

    The surrender value of any surrender or withdrawal request is equal to the Contract Value surrendered or withdrawn minus any applicable surrender charge, contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your request in "good order" at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any request received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.

    The amount we will pay you if you request a withdrawal depends on whether you request a "gross" withdrawal or a "net" withdrawal. For a "gross" withdrawal, this amount is equal to the Contract Value withdrawn minus any applicable surrender charge and premium tax. For a "net" withdrawal, this amount is equal to the Contract Value withdrawn (we will deduct the surrender charge from your remaining Contract Value after we process the withdrawal). (See CHARGES AND DEDUCTIONS — Surrender Charge. (Contingent Deferred Sales Charge))

    Cancellation of Accumulation Units

    Surrenders and withdrawals, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

    Surrender and Withdrawal Restrictions

    The Owner's right to make surrenders and withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.

    In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

    Automatic Withdrawals

    Currently, we offer an automatic withdrawal plan. This plan allows you to pre-authorize periodic withdrawals before the Annuity Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will be made by electronic fund transfer. To participate in the plan you must have:

      made an initial Purchase Payment of at least $5,000; or
      a Contract Value as of the previous Contract Anniversary of at least $5,000.

    The automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments".) There may be federal and state income tax consequences to automatic withdrawals from the Contract, including the possible imposition of a 10% federal penalty tax if the withdrawal occurs before the Owner reaches age 59-1/2. You should consult your tax advisor before participating in any withdrawal program. (See "Taxation of Withdrawals and Surrenders.")

    When you elect the automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. If, during any Contract Year, the amount of the withdrawals exceeds the "free withdrawal amount" described in the "Surrender Charge" section of this prospectus, we will deduct a surrender charge where applicable. (See "Surrender Charge.") Automatic withdrawals will be taken pro-rata from the Investment Options in proportion to the value each Investment Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

    If any automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the automatic withdrawal plan will terminate. Once automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. The automatic withdrawal plan may be discontinued by the Owner by Written Notice at any time for any reason. Upon receipt of Due Proof of Death of an Owner at our Administrative Office, we will terminate the automatic withdrawal plan.

    There is no charge for the automatic withdrawal plan. We reserve the right to discontinue the automatic withdrawal plan upon written notice to you.

    THE GUARANTEED ACCOUNT

    The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, as amended ("1933 Act"), and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

    The Guaranteed Account consists of the Fixed Account and the DCA Accounts. We may not always offer the Fixed Account or the DCA Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Accounts in your state at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account or any DCA Accounts are available in your Contract.

    From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates. The guaranteed minimum interest for each account in the Guaranteed Account is disclosed in the specification pages of your Contract. The current interest rate for each account in the Guaranteed Account under your Contract is available to you through your myprotective.com account or by calling toll-free 1-800-456-6330.

    Our General Account

    The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Accounts.

    The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Variable Account value (such as those associated with the Return of Purchase Payments Death Benefit), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

    We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to accounting principles generally accepted in the United States of America ("GAAP").

    Our audited consolidated GAAP financial statements are incorporated by reference in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

    You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

    The Fixed Account

    You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See "Transfers.")

    The interest rates we apply to Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments and transfers allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

    The DCA Accounts

    DCA Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See "Transfers, Dollar Cost Averaging.") We currently offer two DCA Accounts. The maximum period for dollar cost averaging transfers from DCA Account 1 is six months and from DCA Account 2 is twelve months.

    The DCA Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Account when that DCA Account value is greater than $0, and all funds must be transferred from a DCA Account before allocating a Purchase Payment to that DCA Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to a DCA Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Account.

    Guaranteed Account Value

    Any time prior to the Annuity Date, the Guaranteed Account value is equal to the sum of:

      Purchase Payments allocated to the Guaranteed Account; plus amounts transferred into the Guaranteed Account; plus
      interest credited to the Guaranteed Account; minus
      amounts transferred out of the Guaranteed Account including any transfer fee; minus the amount of any surrenders removed from the Guaranteed Account, including any premium tax and surrender charges; minus fees deducted from the Guaranteed Account, including the monthly death benefit fee and the annual contract maintenance fee.

    For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

    DEATH BENEFIT

    If any Owner dies before the Annuity Date and while the Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Date.

    We will determine the death benefit as of the end of the Valuation Period during which we receive at our Administrative Office Due Proof of Death of the Owner, either by certified death certificate or by judicial order from a court of competent jurisdiction or similar tribunal. Valuation Periods end at the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). If we receive due proof of death after the end of the Valuation Period, we will determine the death benefit on the next Valuation Date. Only one death benefit is payable under the Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and Non-Qualified Contracts, except where noted otherwise. In that regard, the post-death distribution requirements for Qualified Contracts and Non-Qualified Contracts are similar, but there are some significant differences. For a discussion of the post-death distribution requirements for Qualified Contracts, see "QUALIFIED RETIREMENT PLANS, Required Minimum Distributions Upon Your Death."

    The death benefit provisions of this Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code in the case of a Non-Qualified Contract, and Section 401(a)(9) of the Code in the case of a Qualified Contract. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

    Please note that any death benefit payment we make in excess of the Variable Account value is subject to our financial strength and claims-paying ability.

    Payment of the Death Benefit

    The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death of the Owner, and the entire interest in the Contract must be distributed under one of the following options:

      the entire Contract Value must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death, and subject to certain further limits in the case of a Qualified Contract; or, the entire Contract Value must be distributed (i) within 5 years of the Owner's death if the Contract is a Non-Qualified Contract or, in some cases, a Qualified Contract, or (ii) within 10 years of the Owner's death if the Contract is a Qualified Contract and the 5-year requirement does not apply under applicable federal tax rules.

    If no option is elected, we will distribute the entire Contract Value within 5 years of the Owner's death in the case of a Non-Qualified Contract or, if applicable tax rules permit, within 10 years of the Owner's death in the case of a Qualified Contract. The tax rules for Qualified Contracts differ in some material respects from the tax rules for Non-Qualified Contracts, including by limiting the types of beneficiaries who can elect the first option above and the circumstances in which a 5-year or 10-year distribution requirement will apply. See "QUALIFIED RETIREMENT PLANS, Temporary Rules under the CARES Act and Required Minimum Distributions Upon Your Death."

    If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which the Beneficiary wishes to receive his or her portion of the death benefit, and the value of each Beneficiary's portion of the claim is established as of date we receive that Beneficiary's claim. Until the death benefit is fully distributed, however, the undistributed portion of the death benefit will remain invested in accordance with the Owner's allocation instructions. Accordingly, if we do not receive instructions in Good Order from the Beneficiary (or Beneficiaries) to make an immediate distribution or transfer all or part of the Beneficiary's portion of the death benefit to the Fixed Account, the value of the portion of the death benefit that remains invested in the Sub-Accounts will be subject the investment performance of the underlying Funds, and may increase or decrease in value.

    Automatic Transfers Upon the Death of an Owner. In the event of the Owner's death, all automatic transfers under the Contract, such as dollar cost averaging, portfolio rebalancing, and Allocation Adjustment will cease upon receipt of Due Proof of Death of the Owner at our Administrative Office. A surviving spouse who elects to continue the Contract and become the new Owner may elect to participate in the dollar cost averaging or portfolio rebalancing program, subject to the requirements governing those programs described in this Prospectus. A surviving spouse who continues the Contract may also elect to participate in the Allocation Adjustment Program. Any Beneficiary who elects to receive payment of the Death Benefit over their lifetime or within 5 or 10 years of the Owner’s death (as applicable under federal tax rules), may elect to participate in the portfolio rebalancing or Allocation Adjustment program, or both, subject to the requirements governing those programs as described in this Prospectus. See ”DEATH BENEFIT – Payment of the Death Benefit.”

    Continuation of the Contract by a Surviving Spouse

    In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the Beneficiary is the deceased Owner's spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner. This election is only available, however, if the deceased Owner's spouse's 86th birthday is after the Issue Date and 95th birthday is on or after the Annuity Date then in effect. The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The death benefit is not terminated by a surviving spouse's continuation of the contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to option (1) or (2), above.

    A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

    The rights of a Beneficiary under an annuity contract depend in part upon whether the Beneficiary is recognized as a “spouse” under federal tax law. A Beneficiary who is recognized as a spouse is treated more favorably than a Beneficiary who is not a spouse for federal tax purposes. Specifically, a Beneficiary who is the spouse of the deceased Owner may continue the Contract and become the new Owner, as described above. In contrast, a Beneficiary who is not recognized as a spouse of the deceased Owner generally must surrender the Contract within 5 or 10 years of the Owner’s death, or take distributions from the Contract over the Beneficiary’s life or life expectancy, beginning within one year of the deceased Owner’s death, with the applicable rules different depending on whether the Contract is a Non-Qualified Contract or a Qualified Contract.

    U.S. Treasury Department regulations provide that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

    If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.

    Selecting a Death Benefit

    This Contract offers two different death benefits: (1) the Contract Value Death Benefit and (2) the Return of Purchase Payments Death Benefit. These death benefits are described more completely below. The Return of Purchase Payments Death Benefit may not be available through your broker-dealer.

    You must determine the type of death benefit you want when you apply for your Contract. You may not change your death benefit selection after your Contract is issued. The Contract Value Death Benefit is included with your Contract at no additional charge. You may select the optional Return of Purchase Payments Death Benefit for an additional fee.

    You should carefully consider each of these death benefits and consult a qualified financial advisor to help you carefully consider the two death benefits offered with the Contract, and if you select the Return of Purchase Payments Death Benefit, the relative costs, benefits and risks of the fee options in your particular situation.

    Contract Value Death Benefit

    The Contract Value Death Benefit will equal the Contract Value.

    Optional Return of Purchase Payments Death Benefit

    The Return of Purchase Payments Death Benefit will equal the greater of (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each withdrawal provided however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Return of Purchase Payments Death Benefit.

    It is possible that, at the time of an Owner's death, the Return of Purchase Payments Death Benefit will be no greater than the Contract Value Death Benefit. You should consult a financial advisor to carefully consider this possibility and the cost of the Return of Purchase Payments Death Benefit before you decide whether the Return of Purchase Payments Death Benefit is right for you.

    Suspension of Return of Purchase Payments Death Benefit. For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value, less any applicable premium tax, regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Return of Purchase Payments Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value less any applicable premium tax as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. This means if death occurs after the one-year period has ended, we will include Purchase Payments received and withdrawals made during the one-year suspension when calculating the Return of Purchase Payments Death Benefit.

    Return of Purchase Payments Death Benefit Fee

    We assess a fee for the Return of Purchase Payments Death Benefit. If you select this death benefit, you must pay a fee based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See "CHARGES AND DEDUCTIONS, Death Benefit Fee.") It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "FEDERAL TAX MATTERS.")

    Escheatment of Death Benefit

    Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract's annuity commencement date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. Once the death benefit has been paid or "escheated" to the state, however, your designated beneficiary may submit a claim to the state for payment of those funds. The state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

    THE ALLOCATION ADJUSTMENT PROGRAM (PATENT PENDING)

    Under the Allocation Adjustment Program, we will monitor the performance of each Sub-Account in which you invest other than the Unmonitored Sub-Accounts identified below. If, on any Monthly Anniversary Date, the Accumulation Unit value of a Sub-Account is the same as or drops below a specified level, the Sub-Account will be temporarily "restricted" from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Invesco V.I. U.S. Government Money Portfolio Sub-Account. The Sub-Account will remain restricted until the Sub-Account's Accumulation Unit value is greater than the specified level on a future Monthly Anniversary Date. By participating in this risk-mitigating program, you may be less susceptible to the impact of volatile market fluctuations in the value of Sub-Account Accumulation Units. However, we make no guarantee that this program will protect against loss. Also, this program may limit increases in your Contract Value during periods of growth in the market.

    The Allocation Adjustment Program is optional and is available at no additional charge. You must elect whether you will or will not participate in the Allocation Adjustment Program when you purchase the Contract. If you do not indicate your election on your application, we will treat the application as incomplete. If you are enrolled in the Allocation Adjustment Program, you may subsequently suspend your participation in the Program.

    Calculating the Simple Moving Average (SMA)

    Under the Allocation Adjustment Program, we calculate a 12-month Simple Moving Average ("SMA") for each Sub-Account on each Monthly Anniversary Date. Each Sub-Account's SMA is the average Accumulation Unit value for that Sub-Account based on its Accumulation Unit value on the Monthly Anniversary Date and each of the last 11 Monthly Anniversary Dates.

      For example, assume a Sub-Account's Accumulation Unit values were $4.19, 3.81, 3.29, 2.98, 3.15, 3.33, 2.94, 3.73, 4.53, 5.35, 5.41, and 5.76 on each of the 12 most recent Monthly Anniversary Dates. Based on these Accumulation Unit values, its SMA on the most recent Monthly Anniversary Dates would be $4.04 (the sum of the 12 most recent Monthly Anniversary Dates' Accumulation Unit values divided by 12).

    If a Sub-Account has not been in existence for 12 months, we will calculate the SMA using the net asset value of the Fund in which the Sub-Account invests, adjusted for Contract charges and expenses, for each month no Accumulation Unit value is available.

    If any Monthly Anniversary Date is not a Valuation Date, we will effect the changes described herein as of the next Valuation Date.

    Restricting Access to a Sub-Account

    Once we calculate a Sub-Account's SMA on a Monthly Anniversary Date, we then compare that SMA to the Sub-Account's Accumulation Unit value on that Monthly Anniversary Date. If the Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA on that date, then we will consider the Sub-Account to be temporarily restricted. This means:

      On that Monthly Anniversary Date, we will transfer any Contract Value you have in the restricted Sub-Account to the Invesco V.I. U.S. Government Money Portfolio Sub-Account;
      You may not allocate Purchase Payments or transfer Contract Value into a restricted Sub-Account;
      If we receive instructions from you on or after that Monthly Anniversary Date requesting an allocation or transfer to the restricted Sub-Account, we will allocate or transfer the requested amount to the restricted Sub-Account, and then immediately transfer the amount to the Invesco V.I. U.S. Government Money Portfolio Sub-Account;
      When effecting periodic portfolio rebalancing (if elected), we will "re-balance" your Variable Account value according to your most recent allocation instructions, but will include the Invesco V.I. U.S. Government Money Portfolio Sub-Account in place of the restricted Sub-Account; and
      Any automatic transfers from the DCA Account to the restricted Sub-Account will be redirected to the Invesco V.I. U.S. Government Money Portfolio Sub-Account.

    You may submit new allocation instructions to allocate additional Purchase Payments, rebalance your Contract Value, and apply automatic DCA transfers to any non-restricted Sub-Accounts.

    If you wish to transfer all or part of your Contract Value in the Invesco V.I. U.S. Government Money Portfolio Sub-Account to an unrestricted Sub-Account, you must submit new allocation instructions. If we receive a transfer request that does not include allocation instructions, then we will consider the request to not be in Good Order and we will not process the transfer. When we receive a transfer request in Good Order, we will effect a one-time reallocation of your Contract Value in accordance with these instructions (in other words, we will allocate your Contract Value among the Investment Options in the percentages you specify). To the extent your new allocation instructions include allocations to a restricted Sub-Account, that portion of your contract value will remain in the Invesco V.I. U.S. Government Money Portfolio Sub-Account until the Sub-Account is no longer restricted under the Allocation Adjustment Program. Following this reallocation, we will consider these instructions to be the Contract's allocation instructions, and use them when allocating additional Purchase Payments and rebalancing your Contract Value (if you have elected portfolio rebalancing), unless you submit new allocation instructions.

    Restoring Access to a Sub-Account

    We will no longer consider a Sub-Account to be restricted when, on a subsequent Monthly Anniversary Date, the Sub-Account's Accumulation Unit value is greater than its 12-month SMA. When that occurs, we will immediately transfer any Contract Value in the Invesco V.I. U.S. Government Money Portfolio Sub-Account attributable to the previously restricted Sub-Account back to the previously restricted Sub-Account based on your current allocation percentages. At this time you also may resume allocating Purchase Payments and transferring Contract Value into the previously restricted Sub-Account, and we will resume any automated transactions involving the previously restricted Sub-Account.

    Electing the Program

    You must elect whether you will or will not participate in the Allocation Adjustment Program when you purchase the Contract. If you do not indicate your election on your application, we will treat the application as incomplete. We will not issue your Contract unless we have this information (see "Issuance of a Contract"). If you elect not to participate in the Allocation Adjustment Program when you purchase your Contract, you may enroll in the Program at any time before the Annuity Date by sending us Written Notice. If you participate in the Allocation Adjustment Program, we will monitor the performance of all Sub-Accounts in which you invest, other than any Unmonitored Sub-Accounts.

    Your participation in the program will begin as of the end of the Valuation Period during which we receive your Written Notice to enroll in the program. If that day is a Monthly Anniversary Date, we will compare each Sub-Account's Accumulation Unit value as of that date to its 12-month SMA as of that date. If that day is not a Monthly Anniversary Date, we will compare each Sub-Account's Accumulation Unit value to its 12-month SMA as of the most recent prior Monthly Anniversary Date. If necessary, the 12-month SMA calculation will include months that occur prior to the Issue Date. If after making these comparisons we determine that a Sub-Account in which you are currently invested is restricted, we will take the actions described above, including transferring any Contract Value in that Sub-Account to the the Invesco V.I. U.S. Government Money Portfolio Sub-Account.

    Note: Investing in Sub-Accounts that experience higher volatility, and therefore more volatile Accumulation Unit values, may increase the likelihood of those Sub-Accounts being restricted from investment. Therefore, the Allocation Adjustment Program may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if this program is consistent with your investment objectives.

    You should not view the Allocation Adjustment Program as a "market timing" or other type of investment program designed to enhance your earnings under the Contract. If we transfer Contract Value from one or more Sub-Accounts to the Invesco V.I. U.S. Government Money Portfolio Sub-Account during a market downturn, your Contract Value will not be available to participate in any upside potential if there is a subsequent recovery until the next Monthly Anniversary when the Accumulation Unit Value of the Sub-Account rises above the SMA. Please see Appendix E in this Prospectus for an example of the Allocation Adjustment Program.

    The Allocation Adjustment Program ceases when we receive Due Proof of Death of the Owner at our Administrative Office. This means that we will no longer monitor the performance of the Sub-Accounts, and the Sub-Accounts can no longer be "restricted" from allocations of Contract Value based on the 12-month SMA. When Due Proof of Death is received at our Administrative Office, any Contract Value in the Invesco V.I. U.S. Government Money Portfolio Sub-Account attributable to a restricted Sub-Account will remain in that Invesco V.I. U.S. Government Money Portfolio Sub-Account and will not be transferred back to the previously restricted Sub-Account when that Sub-Account is no longer restricted.

    We will not assess a transfer charge on transfers made pursuant to the Allocation Adjustment Program or count such transfers towards the 12 transfers allowed each Contract Year without charge. We will provide a written confirmation to you of any transfer or other allocation made pursuant to the Allocation Adjustment Program.

    We reserve the right to use a different mathematical model for Contracts we issue in the future. We reserve the right to terminate the Allocation Adjustment Program at any time in our sole discretion by prior written notice.

    Unmonitored Sub-Accounts

    We determine in our sole discretion whether we will monitor the performance of a Sub-Account under the Allocation Adjustment Program. We currently do not monitor the following Sub-Accounts:

Fidelity VIP Investment Grade Bond	PIMCO Long-Term US Government
Franklin US Government Securities VIP	PIMCO Low Duration
Guggenheim Floating Rate Strategies	PIMCO Real Return
Franklin Strategic Income VIP	PIMCO Short-Term
Guggenheim Multi-Hedge Strategies	PIMCO Total Return
Guggenheim Global Managed Futures Strategy	PIMCO Global Diversified Allocation
Guggenheim US Long Short Equity	Invesco V.I. Balanced Risk Allocation
Legg Mason QS Dynamic Multi-Strategy VIT	Invesco V.I. Government Securities
Lord Abbett Bond-Debenture	Templeton Global Bond
MFS® Total Return Bond	Rydex Nova
Invesco V.I. U.S. Government Money Fund	Rydex Inverse S&P 500 Strategy
Invesco V.I. Global Strategic Income	Rydex Inverse Government Long Bond Strategy
Goldman Sachs Global Trends Allocation	Rydex Commodities Strategy
Clayton Street Protective Life Dynamic Allocation Series- Conservative	Clayton Street Protective Life Dynamic Allocation Series- Growth
Clayton Street Protective Life Dynamic Allocation Series- Moderate	American Funds IS Asset Allocation
American Funds IS The Bond Fund of America	American Funds IS Capital Income Builder®
American Funds IS Global Growth & Income	American Funds IS Growth-Income
American Funds IS US Government Securities	Franklin Mutual Global Discovery VIP
Columbia VP Intermediate Bond	Columbia VP Limited Duration Credit
Fidelity VIP FundsManager 20%	Legg Mason Western Asset Core Plus VIT
Lord Abbett Series Short Duration Income

    We may change the list of Unmonitored Sub-Accounts at any time, in our sole discretion. We will provide you with written notice of any such changes.

    Suspending Participation in the Program

    You may instruct us by Written Notice to suspend your participation in the Allocation Adjustment Program at any time. We will end your participation in the program and remove any restrictions on Sub-Accounts as of the end of the Valuation Period during which we receive your Written Notice. You must provide Written Notice requesting the transfer of any Contract Value in the Invesco V.I. U.S. Government Money Portfolio Sub-Account to another Investment Option. If you do not provide us with such instructions, any Contract Value allocated to the Invesco V.I. U.S. Government Money Portfolio Sub-Account on the suspension date will remain there until you instruct us otherwise. You may later elect to begin participating in the Allocation Adjustment Program at any time prior to the Annuity Date if the program is available at that time. We reserve the right to limit the number of times you may begin participating in the Allocation Adjustment Program following suspension.

    Termination of the Program

    We will terminate your participation in the Allocation Adjustment Program and remove any restrictions on Sub-Accounts upon the earliest of:

      the Valuation Date the Contract is surrendered or terminated;
      the Annuity Date;
      the Valuation Date a rider that includes an allocation adjustment program is made a part of your Contract; or
      the Valuation Date we decide to no longer offer the Allocation Adjustment Program.

    Following termination of the Allocation Adjustment Program, you must provide Written Notice requesting the transfer of any Contract Value in the the Invesco V.I. U.S. Government Money Portfolio Sub-Account to another Investment Option. If you do not provide us with such instructions, any Contract Value allocated to the Invesco V.I. U.S. Government Money Portfolio Sub-Account on the termination date will remain there until you instruct us otherwise.

    SUSPENSION OR DELAY IN PAYMENTS

    Payments of a withdrawal or surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a withdrawal or surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

      when the New York Stock Exchange is closed other than the customary weekend and holiday closures;
      when trading on the New York Stock Exchange is restricted;
      when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account);
      when the SEC, by order, so permits for the protection of security holders; or
      your premium check has not cleared your bank.

    If, pursuant to SEC rules, the Invesco V.I. U.S. Government Money Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal, surrender, or death benefit from the Invesco V.I. U.S. Government Money Portfolio Sub-Account until the Fund is liquidated. We will also delay execution of the following: (a) transfers and variable income payments from the Variable Account; (b) variable income payments from the Invesco V.I. U.S. Government Money Portfolio Sub-Account; and (c) transfers, fixed income payments, and payment of death benefit from the Guaranteed Account.

    We may delay payment of a withdrawal or surrender from the Guaranteed Account for up to six months where permitted.

    SUSPENSION OF CONTRACTS

    If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about you and your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

    CHARGES AND DEDUCTIONS

    Surrender Charge (Contingent Deferred Sales Charge)

    General

    We do not deduct any charge for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. (See "Annuitization, Annuity Date."). We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

    The surrender charge reimburses us for expenses related to sales and distribution of the Contract, including commissions, marketing materials, and other promotional expenses. In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

    Free Withdrawal Amount

    Each Contract Year you may withdraw a specified amount, called the "free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges. Withdrawals, including withdrawals of the free withdrawal amount, may be subject to income taxation and may be subject to a 10% federal penalty tax if taken before the Owner reaches age 59-1/2. (See "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.")

    Determining the Surrender Charge

    We calculate the surrender charge in the following manner:

      We deduct any available free withdrawal amount from the requested withdrawal amount;
      We allocate any withdrawal amount in excess of any free withdrawal amount to Purchase Payments (or portions of Purchase Payments) not previously assessed a surrender charge on a "first-in, first-out" (FIFO) basis; and
      If there is still a portion of the withdrawal amount that has not been allocated (which may occur if the amount withdrawn exceeds the free withdrawal amount plus Purchase Payments not previously assessed a surrender charge, for example, if there has been gain in the Contract Value since the previous Contract Anniversary), then we will allocate this remaining amount pro-rata to such Purchase Payments.

    The surrender charge is the total of each of these allocated amounts multiplied by its applicable surrender charge percentage, as shown below. If, at the time of withdrawal, all Purchase Payments have already been withdrawn from the Contract, then we will apply the surrender charge percentage associated with the most recent Purchase Payment we accepted to the amount withdrawn (in excess of any free withdrawal amount).

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge Percentage
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0%

    Refer to Appendix B for an example of how the surrender charge is calculated.

    We will monitor the amount of the surrender charge we assess such that the amount of any surrender charge we impose, when added to any surrender charge previously paid on the Contract, will not exceed nine percent (9%) of aggregate Purchase Payments made to date for your Contract.

    Deduction of the Surrender Charge on Withdrawals

    We will deduct the surrender charge associated with a withdrawal either from the amount withdrawn (a "gross" withdrawal) or from your remaining Contract Value (a "net" withdrawal), based on your instructions.

      In a "gross" withdrawal, you request a specific withdrawal amount, and we reduce that amount by the amount of the surrender charge. Therefore, you will receive less than the dollar amount of the withdrawal you requested.
      In a "net" withdrawal, you request a specific withdrawal amount, and we deduct the surrender charge from your remaining Contract Value by withdrawing the charge from the Investment Options in which you invest in the same proportion as the withdrawal upon which the charge is assessed. Therefore, we will deduct a larger amount from your Contract Value than the withdrawal amount you specified.

    If you choose to have us withhold for taxes, we will reduce the amount we pay you by the amount we withhold.

    If you do not indicate whether you would like a "gross" or a "net" withdrawal when you submit your withdrawal request, then we will process your withdrawal request as a gross withdrawal.

    Waiver of Surrender Charges

    We will waive any applicable surrender charge if, at any time after the first Contract Year:

      you are first diagnosed as having a terminal illness by a physician who is not related to you or the Annuitant; or, you enter, for a period of at least ninety (90) days, a facility which is both licensed by the state or operated pursuant to state law; and
        qualified as a skilled nursing home facility under Medicare or Medicaid.

    The term "terminal illness" means that you are diagnosed as having a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in your death in 12 months or less. A "physician" is a medical doctor licensed by a state's Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. You must submit written proof satisfactory to us of a terminal illness or nursing home confinement. We reserve the right to require an examination by a physician of our choice at our expense.

    Once we have granted the waiver of surrender charges under the provision described above, no surrender charges will apply to the Contract in the future and we will accept no additional Purchase Payments. If any Owner is not an individual, the waiver of surrender charge provision described above will apply to the Annuitant. For a period of one year after any change of ownership involving a natural person, we will not waive the surrender charges under the provision described above. If the surrender charge is waived, payments will still be treated as withdrawals for tax purposes. (See "FEDERAL TAX MATTERS.")

    We will not apply a surrender charge if you fully surrender your Contract when the Contract Value is 25% or less of the value of the death benefit.

    We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in savings of sales expenses, or where the sponsor of a Qualified Plan determines to surrender a Qualified Contract when there has been a modification to the Investment Options available under the Contract. We will determine the entitlement to such a reduction in surrender charge.

    We may also waive surrender charges on withdrawals taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See "QUALIFIED RETIREMENT PLANS.") During any Contract Year, the total amount of such withdrawals will reduce the free withdrawal amount available on any subsequent withdrawal.

    We also may waive surrender charges (1) for Contracts issued in connection with fee-only arrangements between the purchaser and the registered representative of the selling broker-dealer and (2) for Contracts issued to employees and registered representatives of any member of the selling group, or to officers, directors, trustees or bona-fide full time employees of Protective Life or the investment advisors of any of the Funds or their affiliated companies (based upon the Owner's status at the time the Contract is purchased). In either case, no marketing expenses or sales commissions are associated with such Contracts.

    Mortality and Expense Risk Charge

    To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to 0.90% of the average daily net assets of the Variable Account attributable to your Contract.

    The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.

    Administration Charge

    We will deduct an administration charge equal, on an annual basis, to 0.10% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

    Death Benefit Fee

    If you select the Return of Purchase Payments Death Benefit, we assess a death benefit fee to compensate us for the cost of providing this death benefit. (There is no fee for the Contract Value Death Benefit.) We calculate the death benefit fee as of each Monthly Anniversary Date on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Date. We will deduct the death benefit fee pro-rata from the Investment Options (i.e., in the same proportion that each Investment Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your Return of Purchase Payments Death Benefit. We deduct this fee whether or not the value of the death benefit is greater than the Contract Value on the Contract Anniversary the fee is deducted. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "FEDERAL TAX MATTERS.") We do not assess the death benefit fee after the Annuity Date.

    The fee is equal, on an annualized basis, to 0.20% of your annualized death benefit value measured on each Monthly Anniversary Date. The value of your Return of Purchase Payments Death Benefit on any Monthly Anniversary Date is the greater of (1) your Contract Value or (2) your adjusted aggregate Purchase Payments, less an adjustment for each withdrawal, provided however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. (See "DEATH BENEFIT, Return of Purchase Payments Death Benefit" for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000 and your adjusted aggregate Purchase Payments equal $100,000, the fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $95,000 and your adjusted aggregate Purchase Payments equal $100,000, the fee we deduct on that day will be based on your adjusted aggregate Purchase Payments of $100,000.

    Transfer Fee

    Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Investment Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

    Contract Maintenance Fee

    Prior to the Annuity Date, we deduct a contract maintenance fee of $35 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Investment Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders and associated surrender charges (if applicable) equals or exceeds $100,000 on the date we are to deduct the contract maintenance fee.

    Fund Expenses

    The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund's assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)

    Premium Taxes

    Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a withdrawal or surrender, death or annuitization.

    Other Taxes

    Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

    Other Information

      We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. See "DISTRIBUTION OF THE CONTRACTS" for more information about payments we make to the broker-dealers.

    ANNUITY PAYMENTS

    Annuity Date

    On the Issue Date, the Annuity Date is the oldest Owner's or Annuitant's 95th birthday. You may elect a different Annuity Date, provided that it is no later than the oldest Owner's or Annuitant's 95th birthday (the "Maximum Annuity Date"). You may not choose an Annuity Date that is less than 3 years after the most recent Purchase Payment. Distributions from Qualified Contracts may be required before the Annuity Date.

    Changing the Annuity Date

    The Owner may change the Annuity Date by Written Notice. The new Annuity Date must be at least 30 days after the date we receive Written Notice and no later than the oldest Owner's or Annuitant's 95th birthday. You may not choose a new Annuity Date that is less than 3 years after the most recent Purchase Payment. You also must elect as your Annuity Option either payments for the life of the Annuitant with no certain period or for a certain period of no less than 10 years.

    Annuity Value

    The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value.

    PayStream Plus Annuitization Benefit

    (not available in New Hampshire or Utah)

    If your Annuity Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.

    Annuity Income Payments

    On the Annuity Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period. You have the option of choosing to receive annuity income payments monthly, quarterly, semi-annually, or annually.

    Fixed Income Payments

    Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

    Variable Income Payments

    Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). "Commuted value" is the present value of the future variable income payments made over the selected certain period, discounted back at an Assumed Investment Return. Refer to Appendix C for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).

    A surrender charge will apply if you fully or partially surrender variable income payments within 7 years after our receipt of any Purchase Payment. In this case, the surrender charge will be determined as described in the "CHARGES AND DEDUCTIONS, Surrender Charge" section of this Prospectus, but without regard to any free withdrawal amount that may have otherwise been available.

    Annuity Units

    On the Annuity Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Date. If the Annuity Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

    Determining the Amount of Variable Income Payments

    We will determine the amount of your variable income payment no earlier than five Valuation Dates before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

    We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.

    The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

      is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;
      is the Annuity Unit value for the preceding Valuation Period; and
      is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

    The AIR is equal to 5%.

    If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

    Refer to Appendix C for an explanation of the variable income payment calculation.

    Exchange of Annuity Units

    After the Annuity Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.

    Annuity Options

    You may select an Annuity Option, or change your selection by Written Notice that Protective Life receives no later than 30 days before the Annuity Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Date. We will send you a notice in advance of your Annuity Date which asks you to select your Annuity Option. Your choice of Annuity Option may be limited, depending on your use of the Contract. If you have not selected an Annuity Option within 30 days of the Annuity Date, we will apply your Annuity Value to Option B — Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.

    Generally, you may select from among the Annuity Options described below. However, certain Annuity Options and/or certain period durations may not be available, depending on the age of the Annuitant and whether your Contract is a Qualified Contract that is subject to limitations under the Required Minimum Distribution rules of Section 401(a)(9) of the Code. In addition, once annuity payments start under an Annuity Option, it may be necessary to modify those payments following the Annuitant's death in order to comply with the Required Minimum Distribution rules, if your Annuity is a Qualified Contract. For a discussion of the post-death distribution requirements for Qualified Contracts, see "QUALIFIED RETIREMENT PLANS, Required Minimum Distributions Upon Your Death."

    Option A — Payments For a Certain Period:

    We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.

    Option B — Life Income With Or Without A Certain Period:

    Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, no payments will be made after the death of the Annuitant(s), no matter how few or how many payments have been made. This means the Payee will receive no annuity payments if the Annuitant(s) dies before the first scheduled payment, will receive only one payment if death occurs before the second scheduled payment, and so on.

    Additional Option:

    You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.

    When selecting an Annuity Option, you should bear in mind that the amount of each payment for a certain period compared to the amount of each payment for life (either with or without a certain period) depends on the length of the certain period chosen and the life expectancy of the Annuitant(s). The longer the life expectancy, the lower the payments. Generally, the shorter the certain period chosen, the higher the payments. In addition, more frequent payments will generally result in lower payment amounts, and conversely, less frequent payments will result in higher payment amounts. You also should consider that, assuming Annuitants with the same life expectancy, choosing Option B — Life Income Without a Certain Period will result in larger annuity payments than Option B — Life Income with a Certain Period (although the Payee will receive more payments under Option B — Life Income with a Certain Period if the Annuitant dies before the end of the certain period). You should consult your sales representative to discuss which Annuity Option would be most appropriate for your circumstances.

    At this time Protective does not allow a "partial annuitization," i.e., we do not allow you to apply a portion of your Contract Value to an annuity option while maintaining the remaining Contract Value available for withdrawals or a surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.

    Minimum Amounts

    If your Annuity Value is less than $2,000 on the Annuity Date, we reserve the right to pay the Annuity Value in one lump sum if, in our sole discretion we determine that a single payment is necessary to avoid excessive administration costs. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

    Death of Annuitant or Owner After Annuity Date

    In the event of the death of any Owner on or after the Annuity Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Date and before all benefits under the Annuity Option you selected have been paid, we generally will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. However, in the case of a Qualified Contract, the Required Minimum Distribution rules of Code Section 401(a)(9) may require any remaining portion of such benefits to be paid more rapidly than originally scheduled. In that regard, it is important to understand that in the case of a Qualified Contract, once annuity payments start under an Annuity Option it may be necessary to modify those payments following the Annuitant's death in order to comply with the Required Minimum Distribution rules. See "QUALIFIED RETIREMENT PLANS, Required Minimum Distributions Upon Your Death." After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

    YIELDS AND TOTAL RETURNS

    From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.

    Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. See the prospectuses for the Funds.

    Yields

    The yield of the Invesco V.I. U.S. Government Money Portfolio Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The SEC Standardized yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The SEC Standardized effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The yield of a Sub-Account (except the Invesco V.I. U.S Government Money Portfolio Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

    Information regarding the current yield of the Invesco V.I. U.S. Government Money Portfolio Sub-Account as well as the performance of the other Sub-Accounts can be found at https://apps.myprotective.com/vavulperformance/Views/default.aspx. Both SEC standardized and non-SEC standardized data are available.

    Total Returns

    The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.

    Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

    Standardized Average Annual Total Returns

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This SEC standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.

    When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this Prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

    Until a Sub-Account (other than the Invesco V.I. U.S. Government Money Portfolio Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Invesco V.I. U.S. Government Money Portfolio Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

    Non-Standard Average Annual Total Returns

    In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

    Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

    Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed.

    Performance Comparisons

    Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

    Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

    Other Matters

    Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

    All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

    FEDERAL TAX MATTERS

    Introduction

    The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

    This discussion does not address Federal estate, gift, or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

    Temporary Rules under CARES Act

    On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). Among other provisions, the CARES Act includes temporary relief from certain tax rules applicable to IRAs and qualified plans. This relief generally only applied during 2020. These changes are discussed below under “Qualified Retirement Plans.” The CARES Act does not change the tax rules applicable to nonqualified contracts.

    The Company's Tax Status

    Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

    TAXATION OF ANNUITIES IN GENERAL

    Tax Deferral During Accumulation Period

    Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

      the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;
      the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and
      the Owner is an individual (or an individual is treated as the Owner for tax purposes).

    Diversification Requirements

    The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contract Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

    Ownership Treatment

    In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

    The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more Investment Options to which to allocate Purchase Payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

    Nonnatural Owner

    As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

    In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

      Contracts acquired by an estate of a decedent by reason of the death of the decedent;
      Certain Qualified Contracts;
      Contracts purchased by employers upon the termination of certain Qualified Plans;
      Certain Contracts used in connection with structured settlement agreements; and
      Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

    Delayed Annuity Dates

    If the Contract's Annuity Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

    The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

    Taxation of Withdrawals and Surrenders

    In the case of a withdrawal, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic withdrawal plan are treated for tax purposes as withdrawals, not annuity payments. In the case of a surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

    Under the Waiver of Surrender Charges provision of the Contract, amounts we distribute may not be subject to surrender charges if you have a terminal illness or enter, for a period of at least 90 days, certain nursing home facilities. However, such distributions will still be treated as withdrawals for federal income tax purposes.

    Withdrawals and surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Withdrawals and surrenders may also be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

    As described elsewhere in this Prospectus, the Company assesses a fee with respect to the Return of Purchase Payments death benefit. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract.

    Taxation of Annuity Payments

    Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the "investment in the contract" (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

    Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

    There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal tax law. You should consult a tax adviser in those situations.

    Annuity income payments may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

    Taxation of Death Benefit Proceeds

    Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

      if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above; or
      if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

    After the Annuity Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

      if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or
      if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

    Proceeds payable on death may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

    Assignments, Pledges, and Gratuitous Transfers

    Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a withdrawal of such amount or portion. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount included in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal tax law.

    Penalty Tax on Premature Distributions

    Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract (e.g., withdrawals, surrenders, annuity payments, death benefit proceeds, assignments, pledges, and gratuitous transfers) that is includable in income unless the payment is:

      received on or after the Owner reaches age 59-1/2;
      attributable to the Owner's becoming disabled (as defined in the tax law);
      made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);
      made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or
      made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

    Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

    Aggregation of Contracts

    In certain circumstances, the IRS may determine the amount of an annuity income payment, withdrawal, or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders or withdrawals prior to the Annuity Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal, surrender, or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

    Exchanges of Annuity Contracts

    We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a withdrawal, surrender, annuity income payment, or death benefit).

    If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax.

    You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

    Medicare Hospital Insurance Tax on Certain Distributions

    A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from non-Qualified Contracts. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

    Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

    In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

    QUALIFIED RETIREMENT PLANS

    In General

    The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Those who are considering the purchase of a Contract for use in connection with a Qualified Plan should consider, in evaluating the suitability of the Contract, that additional Purchase Payments may be limited or not accepted. Many Qualified Plans provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

    The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic withdrawals, withdrawals, and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

    Temporary Rules under the CARES Act

    As noted above, on March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which includes temporary relief during 2020 from certain of the tax rules applicable to IRAs and qualified plans. The scope and availability of this temporary relief may vary depending on a number of factors, including (1) the type of plan or IRA with which the contract is used, (2) whether a plan sponsor implements a particular type of relief, (3) your specific circumstances, and (4) future guidance issued by the Internal Revenue Service and the Department of Labor. You should consult with a tax and/or legal adviser to determine if relief is available to you before taking or failing to take any actions involving your IRA or other Qualified Contract.

    Required Minimum Distributions.  The CARES Act waives the requirement to take minimum distributions from IRAs and defined contribution plans in 2020. The waiver applies to any minimum distribution due from such arrangements in 2020, including minimum distributions with respect to the 2019 tax year that were due in 2020.

    This relief applies both to lifetime and post-death minimum distributions due in 2020. In that regard, the CARES Act also provides that if the post-death 5-year rule described below under “Required Distributions upon Your Death, Prior law” applies, the 5-year period is determined without regard to calendar year 2020.

    Distributions.  The CARES Act provides relief for coronavirus-related distributions made from an “eligible retirement plan” (defined below) to a “qualified individual” (also defined below). The relief —

      Permitted in-service distributions, even if such amounts were not otherwise distributable from the plan under sections 401(k), 403(b), or 457 of the Code;
      Provided an exception to the 10% Additional Tax under section 72(t) of the Code;
      Exempted the distribution from the mandatory 20% withholding applicable to eligible rollover distributions;
      Permitted an IRA owner or employee to include income attributable to the distribution over the three-year period beginning with the year the distribution would otherwise be taxable unless they elect out; and
      Permits recontribution of the distribution to an eligible retirement plan within three years, in which case the recontribution is generally treated as a direct trustee to trustee transfer within 60 days of the distribution.

    The distribution must come from, and any recontribution must be made to, an “eligible retirement plan” within the meaning of section 402(c)(8)(B) of the Code, i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan, including Roth arrangements. The relief is limited to aggregate distributions of $100,000. The relief applies to such distributions made at any time during the 2020 calendar year.

    Plan Loans.  The CARES Act provides the following relief with respect to plan loans taken by any “qualified individual” (as defined below) —

      For loans made during the 180-day period beginning March 27, 2020, the maximum loan amount under the Code was increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance.
      The due date under the Code for any repayment on a loan that otherwise was due between March 27, 2020 and December 31, 2020, was delayed for one year.

    Individuals Eligible for Withdrawal and Loan Relief.  Only a “qualified individual” is eligible for the withdrawal and loan relief provided under the CARES Act. A “qualified individual” is an individual in one of the following categories:

      The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;
      The individual’s spouse or dependent is diagnosed with such virus or disease; or
      The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by Internal Revenue Service.

    The CARES Act provides that the administrator of an eligible retirement plan may rely on an employee’s certification that the employee is a qualified individual as defined above.

    Required Minimum Distributions In General

    In the case of Qualified Contracts, special tax rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. Distributions of minimum amounts (as specified in the tax law) must commence from Qualified Plans by the "required beginning date." In the case of Individual Retirement Accounts or Annuities (IRAs), this generally means by April 1 of the calendar year following the calendar year in which the Owner attains age 72 (or 70-1/2 for Owners born before July 1, 1949). In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract, the PayStream Plus annuitization benefit, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the minimum required distribution that must be taken from your Contract.

    Required Minimum Distributions Upon Your Death

    Upon your death under an IRA, Roth IRA, or other employer sponsored defined contribution plan, any remaining interest must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Code. The death benefit provisions of your Qualified Contract shall be interpreted to comply with those requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Setting Every Community Up for Retirement Enhancement Act (SECURE Act), which was part of the larger Further Consolidated Appropriations Act, 2020. The post-death distribution requirements under prior law continue to apply in certain circumstances.

    Prior law.  Under prior law, if an employee under an employer sponsored plan or the owner of an IRA dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the “5-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).

    The new law.  Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.

    This 10-year post-death distribution period applies regardless of whether you die before your required beginning date or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death.

    Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).

    If your beneficiary is not an individual, such as a charity, your estate, or in some cases a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law may apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations, particularly if a trust is involved.

    More generally, the new law applies if you die after 2019, subject to several exceptions. In particular, if you are an employee under a governmental plan, such as a governmental 457(b) plan, the new law applies to your interest in that plan only if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies to your interest in that plan only if you die after 2021 (unless the collective bargaining agreements terminate earlier).

    In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule generally will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

    It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner. Under the new law, however, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Protective Life) in order to comply with the new post-death distribution requirements.

    As a general matter, however, the new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to annuity contracts purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

    Spousal continuation.  Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.

    The post-death distribution requirements are complex and unclear in numerous respects. The Internal Revenue Service and U.S. Department of the Treasury have issued very little guidance on the new law. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

    Additional Tax on Premature Distributions

    There may be a 10% additional tax under section 72(t) of the Code on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this additional tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the additional tax does not apply to a payment:

      received on or after the date the Owner reaches age 59-1/2;
      received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or
      made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

    These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Section 401, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the additional tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases, for qualified higher education expenses, or in the case of a qualified birth or adoption. You must meet special conditions to be eligible for these three exceptions to the additional tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax adviser. Certain other exceptions to the 10% additional tax not described herein also may apply.

    Other Considerations

    When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

    Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

    Individual Retirement Accounts and Annuities

    Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible, and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

    However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

    Roth IRAs

    Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

    A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59-1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence during the Owner's lifetime. A Roth IRA may accept a "qualified rollover contribution" from a (1) non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

    A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.

    IRA to IRA Rollovers and Transfers

    A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.

    A rollover from any one of your IRAs (including IRAs you have with another company) with another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

    If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution.

    If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.

    A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A “trustee-to-trustee” transfer is not considered a rollover and is not subject to the 60-day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and “qualified rollover contributions” to Roth IRAs.

    Pension and Profit-Sharing Plans

    Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

    Pension and profit sharing plans are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the effect of the minimum initial Purchase Payment of at least $5,000 in certain circumstances on the plan's compliance with applicable nondiscrimination requirements. You should also consider the extent to which other aspects of the Contract, e.g., that the Annual Contract Maintenance Fee is waived for Contract Values that are greater than $100,000, may affect the plan's compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.

    Section 403(b) Annuity Contracts

    Protective Life does not issue Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs").

    Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

    Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization under a Section 457 plan will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

    Direct Rollovers

    If your Contract is used in connection with a pension or profit-sharing plan qualified under Section 401(a) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

    Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

    FEDERAL INCOME TAX WITHHOLDING

    In General

    Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract, including amounts that escheat to the state, unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

    Nonresident Aliens and Foreign Corporations

    The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

    FATCA Withholding

    In order for the Company to comply with income tax withholding and information reporting rules which may apply to annuity contracts, the Company may request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U.S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity; and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If the Company does not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which the Company is required to withhold income tax. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, the Company may be required to report contract values and other information for certain contractholders. For this reason the Company may require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor,type of payee and type of distributee or recipient.

    GENERAL MATTERS

    Error in Age or Gender

    When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

    If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

    Incontestability

    We will not contest the Contract.

    Non-Participation

    The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

    Assignment or Transfer of a Contract

    You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. See "TAXATION OF ANNUITIES IN GENERAL, Assignments, Pledges and Gratuitous Transfers."

    Notice

    All instructions and requests to change or assign the Contract must be received in Good Order. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

    Modification

    No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

    Reports

    At least annually prior to the Annuity Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

    Settlement

    Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

    Receipt of Payment

    If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

    Protection of Proceeds

    To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

    Minimum Values

    The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

    Application of Law

    The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.

    No Default

    The Contract will not be in default if subsequent Purchase Payments are not made.

    DISTRIBUTION OF THE CONTRACTS

    Distribution

    We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of Protective Life, and its home office shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member firm of the Financial Industry Regulatory Authority, Inc. ("FINRA").

    IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

    We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we pay IDI a fee to cover some or all of IDI's operating and other expenses.

    We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts, including the Contracts, which IDI passed along directly to the Selling Broker-Dealers.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2018	$63,025,419
December 31, 2019	$56,817,374
December 31, 2020	$55,084,201

    We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

    Selling Broker-Dealers

    We pay commissions to all Selling Broker-Dealers and provide some form of non-cash compensation to some Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

    Compensation Paid to All Selling Broker-Dealers.  We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions varies depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events, in accordance with all applicable federal and state rules, including FINRA's non-cash compensation rules.

    The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

    Additional Compensation Paid to Selected Selling Broker-Dealers.  In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments may be made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.

    The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

    In 2020, we paid additional asset-based compensation to the Selling Broker-Dealers Advisor Group, Aria, Cetera, DPL Financial Partners, Edward Jones, Ladenburg, LPL Financial, Raymond James and Stifel in connection with the sale of our variable insurance products (including the Contracts). These payments ranged from $187 to $10,568,732 in total.

    These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation provides Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

    We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

    Arrangements with Affiliated Selling Broker-Dealer.  In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, PLC, pay some of the operating and other expenses of ProEquities, Inc., and may contribute capital to ProEquities, Inc. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by PLC.

    Inquiries

    You may make inquiries regarding a Contract by writing to Protective Life at its Administrative Office.

    CEFLI

    Protective Life Insurance Company is a member of The Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in its advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

    LEGAL PROCEEDINGS

    Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI's, Protective Life's or the Variable Account's financial position.

    BUSINESS DISRUPTION AND CYBER-SECURITY RISKS

    We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Contract Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

    We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third party administrators to perform their job responsibilities. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our processing of Contract-related transactions, including processing of orders from Owners and orders with the Funds, impact our ability to calculate Contract Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your Contract due to a natural disaster or catastrophe.

    VOTING RIGHTS

    In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

    The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Date, the Owner's percentage interest, if any, will be the percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Date, the Owner's percentage interest, if any, will be the percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

    The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

    It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

    Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.

    FINANCIAL STATEMENTS

    The audited statements of assets and liabilities of the subaccounts of Protective Variable Annuity Separate Account as of December 31, 2020 and the related statements of operations and of changes in net assets for each of the periods presented as well as the Report of the Independent Registered Public Accounting Firm is incorporated into the Statement of Additional Information by reference to the Variable Account's Form N-VPFS, File No. 811-8108, filed with the SEC on April 28, 2021.

    The audited consolidated balance sheets for Protective Life Insurance Company and subsidiaries as of December 31, 2020 and 2019, and the related consolidated statements of income, comprehensive income (loss), shareowner's equity and cash flows for each of the years in the three-year period ended December 31, 2020 as well as the Reports of Independent Registered Public Accounting Firms are incorporated into the Statement of Additional Information by reference to the Variable Account's Form N-VPFS, File No. 811-8108, filed with the SEC on April 28, 2021.

    STATEMENT OF ADDITIONAL INFORMATION

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

    APPENDIX A

    RETURN OF PURCHASE PAYMENT DEATH BENEFIT CALCULATION EXAMPLES

    The purpose of the following example is to illustrate the Return of Purchase Payments Death Benefit. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example reflects the deduction of fees and charges. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

    Assumptions:

      Owner is 60 years old on the Issue Date (1/1/2019)
      Selected Return of Purchase Payments Death Benefit at the time of Contract purchase
      Owner passes away on 7/1/2024
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Adjusted Withdrawal Amount	Return of Purchase Payments Death Benefit
1/1/19	Contract Issue	N/A	100,000(A)	N/A	100,000	—	100,000
1/1/20	Anniversary	120,000(B)		—	120,000	—	120,000
1/1/21	Anniversary	130,000	—	—	130,000	—	130,000
4/1/21	Withdrawal	125,000	—	25,000(C)	100,000(D)	20,000(E)	100,000(F)
1/1/22	Anniversary	103,000	—	—	103,000	—	103,000
1/1/23	Anniversary	111,000	—	—	111,000	—	111,000
10/1/23	Purchase Payment	85,000	80,000(G)	—	165,000	—	165,000
11/30/23	Withdrawal	155,000	—	5,500(H)	149,500	5,678(I)	154,322(J)
3/31/24	Withdrawal	160,000	—	16,000(K)	144,000	15,432	144,000
7/1/24	Owner Death	135,000(L)	—	—	135,000		138,890(M)

    (A) Contract is issued with a Purchase Payment of $100,000.

    (B) This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

    (C) A withdrawal of $25,000 is made.

    (D) $150,000 = $175,000 – $25,000.

    (E) The "Adjusted Withdrawal Amount" is used to adjust the Return of Purchase Payments Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * 100,000.

    (F) The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $100,000 = the greater of $100,000 or $100,000 less $20,000 respectively.

    (G) A Purchase Payment of $80,000 is made on 10/1/2023.

    (H) A withdrawal of $5,500 is made.

    (I) The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $160,000, the adjusted withdrawal amount is $5,677 = $5,500 / $155,000 * 160,000.

    (J) The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $154,323 = the greater of $149,500 or $154,323 ($100,000 + $80,000 – $20,000 – $5,677), respectively.

    (K) A withdrawal of $16,000 is made on 3/31/2024.

    (L) The Owner dies on 7/1/2024 and the Contract Value at that time has declined to $135,000.

    (M) The actual Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $138,890 = greater of $135,000 or $138,890 ($100,000 + $80,000 – $20,000 – $5,678 – $15,432) respectively.

    APPENDIX B

    EXAMPLE OF SURRENDER CHARGE CALCULATION

    The purpose of the following example is to illustrate the surrender charges. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

    Within certain time limits, we deduct a surrender charge from your Contract Value when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

    Each Contract Year you may withdraw a specified amount, called the "free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges.

    Surrender charges are applied to Contract Value surrendered according to the table below:

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge Percentage
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0%

    Assume an initial Purchase Payment of $50,000 is made on the Issue Date (1/1/2019), followed by subsequent Purchase Payments of $50,000 (paid 5/1/2020) and $50,000 (paid 8/1/2021). On the second Contract Anniversary (1/1/2021), assume the Contract Value equals $130,000.

    A partial withdrawal request for $45,000 is received on 10/31/2021.

    On the third Contract Anniversary (1/1/2022), assume the Contract Value equals $125,000. Assume that a full surrender is received on 12/17/2022 when the Contract Value equals $165,000. First note that surrender charges can never exceed 9% of aggregate Purchase Payments, which in this case is $13,500.

    The following table outlines the steps we take to determine the surrender charge for the $45,000 withdrawal and for the $165,000 full surrender:

Step	$45,000 Withdrawal	$165,000 Full Surrender
    (i) Determination of free withdrawal amount – greatest of
      Earnings in your Contract as of the prior Contract Anniversary
      10% of your cumulative Purchase Payments as of the prior Contract Anniversary
      10% of the Contract Value as of the prior Contract Anniversary.
Greatest of: Earnings = Contract Value – total Net Purchase Payments(A) Earnings = $130,000 – $125,000 = $5,000 10% * $150,000 = $15,000 10% * $130,000 = $13,000 Greatest value is (2), or $15,000

    Greatest of:

      Earnings = Contract Value – total Net Purchase Payments(A)
      Earnings = $121,000 – ($150,000 – $30,000) = $1,000
      10% * $150,000 = $15,000
      10% * $125,000 = $12,500

    Greatest value is (2), or $15,000

(ii) Amount subject to surrender charge = Requested amount less amount from step (1)	$45,000 – $15,000 = $30,000	$165,000 – $15,000 = $150,000
(iii) Applicable surrender charge percentage based on the number of full years that have passed NOTE: Withdrawals come from earliest Purchase Payment first (FIFO)	$30,000 withdrawal comes from $50,000 Purchase Payment Only 2 full years have passed since Purchase Payment Surrender charge = 6%
      Since $30,000 has already been withdrawn from the initial Purchase Payment, $20,000 is allocated to the initial Purchase Payment
      Only 3 full years have passed since the first Purchase Payment

    Surrender charge = 5%

      Since the second Purchase Payment was $50,000, the entire $50,000 is allocated to the second Purchase Payment
      Only 2 full years have passed since the second Purchase Payment

    Surrender charge = 6%

      Since the third Purchase Payment was $50,000, the entire $50,000 is allocated to the third Purchase Payment
      Only 1 full year has passed since the third Purchase Payment

    Surrender charge = 6%

      Allocating the surrender amount to the three Purchase Payments covers only $120,000 of the eligible $150,000. So the remaining $30,000 must be allocated on a pro-rata basis to the remaining Purchase Payments:
        $30,000 * ($20,000 / $120,000) = $5,000 (The first Purchase Payment has $25,000 ($20,000 + $5,000) allocated to it)
        $30,000 * ($50,000 / $120,000) = $12,500 (The second Purchase Payment has $62,500 ($50,000 + $12,500) allocated to it)
        $30,000 * ($50,000 / $120,000) = $12,500 (The third Purchase Payment has $62,500 ($50,000 + $12,500) allocated to it)

(iv) Surrender charge = amount(s) from step (ii) multiplied by amount(s) from step (iii)	$30,000 * 6% = $1,800	$25,000 * 5% = $1,250 $62,500 * 6% = $3,750 $62,500 * 6% = $3,750 $1,250 + $3,750 + $3,750 = $8,750

    (A) For the purposes of this illustration, "Net Purchase Payments" means the total Purchase Payments less total withdrawals.

    APPENDIX C

    EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION

    The purpose of the following example is to illustrate variable income payments under the Contract. The example is based on hypothetical Annuity Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

    Assuming an Annuity Value of $100,000 on the Annuity Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Date is calculated using an interest assumption of 5%, as shown below.

    There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Annuity Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

    Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Date.

    The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

    Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

    Explanation Of The Commuted Value Calculation

    A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See "Annuity Options.") If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled "Annuity Value after Payment," above. If the Contract is surrendered while variable income payments are being made under Annuity Option A within 7 years, the amount payable will be reduced by any applicable surrender charge. (See "Annuity Income Payments, Variable Income Payments.")

    APPENDIX D

    CONDENSED FINANCIAL INFORMATION

    Sub-Accounts

    The date of inception of each of the Sub-Accounts available in the Contract as follows:

March 14, 1994 —	Invesco V.I. U.S Government Money Portfolio
October 2, 2000 —	Invesco V.I. Mid Cap Growth II
May 1, 2002 —	Lord Abbett Mid-Cap Stock, Value Class Lord Abbett Bond-Debenture, Value Class
June 2, 2003 —	Lord Abbett Growth Opportunities, Value Class
    Lord Abbett Dividend Growth, Value Class
    MFS® Growth SS
    MFS® Research SS
    MFS® Investors Trust SS
    MFS® VIT II Massachusetts Investors Growth Stock Portfolio SS(A)
    MFS® Total Return SS
    MFS® New Discovery SS
    MFS® Utilities SS
    Invesco V.I. Capital Appreciation, Series II
    Invesco V.I. Main Street Fund, Series II
    Invesco V.I. Global Strategic Income, Series II
    Invesco V.I. Global, Series II
    Invesco V.I. Comstock II
    Invesco V.I. Growth and Income II

December 19, 2003 —	Invesco V.I. Government Securities II Invesco V.I. Equity and Income II
May 1, 2006 —	Fidelity VIP Mid Cap-SC2
    Fidelity VIP Contrafund®-SC2
    Fidelity VIP Investment Grade Bond-SC2
    Fidelity VIP Index 500-SC2
    Franklin Income VIP-C2
    Franklin Rising Dividends VIP-C2
    Franklin Small-Mid Cap Growth VIP-C2
    Franklin DynaTech VIP-C2
    Franklin Mutual Shares VIP-C2
    Templeton Foreign VIP-C2
    Templeton Growth VIP-C2

May 1, 2007 —	Franklin U.S. Government Securities VIP-C2 Templeton Global Bond VIP-C2
May 1, 2008 —	Goldman Sachs Strategic Growth, Service Class Goldman Sachs International Equity Insights, Service Class Lord Abbett Classic Stock, Value Class
November 2, 2009 —	Franklin Small Cap Value VIP-C2
    Goldman Sachs Growth Opportunities, Service Class
    ClearBridge Variable Mid Cap, Class II
    ClearBridge Variable Small Cap Growth, Class II
    Lord Abbett Fundamental Equity, Value Class
    MFS® Total Return Bond SS
    MFS® Value SS
    PIMCO Long-Term US Government, Advisor Class
    PIMCO Low Duration, Advisor Class
    PIMCO Real Return, Advisor Class
    PIMCO Short-Term, Advisor Class
    PIMCO Total Return, Advisor Class
    Royce Capital Micro-Cap, Service Class
    Royce Capital Small-Cap, Service Class
    Invesco V.I. American Value II
    Invesco V.I. Balanced Risk Allocation II

May 1, 2010 —	Goldman Sachs Mid Cap Value, Service Class
May 1, 2012 —	Invesco V.I. Global Real Estate II
    Invesco V.I. International Growth II
    Invesco V.I. Small Cap Equity II
    QS Legg Mason Dynamic Multi-Strategy VIT, Class II
    MFS® VIT II Emerging Markets Equity Portfolio SS
    MFS® VIT II International Intrinsic Value Portfolio SS
    PIMCO All Asset, Advisor Class
    Templeton Developing Markets VIP-C2

May 1, 2013 —	Goldman Sachs Global Trends Allocation, Service Class PIMCO Global Diversified Allocation, Advisor Class
November 1, 2013 —	Guggenheim Floating Rate Strategies (Series F)
    Guggenheim Macro Opportunities (Series M)
    Guggenheim Multi-Hedge Strategies
    Guggenheim Global Managed Futures Strategy
    Guggenheim Long Short Equity
    Rydex Nova
    Rydex Inverse S&P 500 Strategy
    Rydex Inverse Government Long Bond Strategy
    Rydex Commodities Strategy

June 29, 2015 —	American Funds IS® Asset Allocation 4
August 3, 2015 —	American Funds IS® Global Growth 4 American Funds IS® Growth 4
May 2, 2016 —	Protective Life Dynamic Allocation Series- Conservative Protective Life Dynamic Allocation Series- Moderate Protective Life Dynamic Allocation Series- Growth
January 17, 2017 —	American Funds IS Bond 4
    American Funds IS Capital Income Builder® 4
    American Funds IS Global Growth & Income 4
    American Funds IS Growth-Income 4
    American Funds IS US Government/ AAA-Rated Securities 4
    Franklin Mutual Global Discovery VIP 2
    Franklin Strategic Income VIP 2

    (A) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

    Accumulation Units

    The following table shows, for each available Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the class of Accumulation Units available in the Contract as of December 31 of each year listed. We offer other variable annuity contracts with classes of Accumulation Units in each available Sub-Account that have different mortality and expense risk charges and administration charges than the classes of Accumulation Units offered in the Contract. Only the classes of Accumulation Units available in the Contract are shown in the following table. For charges associated with these classes of Accumulation Units, see "Fees and Expenses, Periodic Charges," in this Prospectus.

    You should read the information in the following table in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

    The following table does not include Sub-Accounts that were not in operation as of December 31, 2020.

		Accumulation Unit Values	Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT	ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	Investors Series VA	Investors Series VA
American Funds Asset Allocation Class 4	2020	14.32	1,162,134
	2019	12.90	574,038
	2018	10.77	233,413
	2017	11.43	89,368
	2016	9.96	—
American Funds Bond Class 4	2020	11.73	316,998
	2019	10.83	118,768
	2018	10.03	67,736
	2017	10.22	8,651
	2016	10.00	—
American Funds Capital Income Builder Class 4	2020	12.33	273,090
	2019	11.96	129,144
	2018	10.27	44,979
	2017	11.18	14,122
	2016	10.03	—
American Funds Global Growth & Income Class 4	2020	15.35	142,900
	2019	14.28	149,295
	2018	11.03	91,793
	2017	12.37	26,437
	2016	9.93	—
American Funds Growth - Income Class 4	2020	16.27	771,865
	2019	14.51	471,237
	2018	11.65	247,959
	2017	12.01	75,830
	2016	9.94	—
American Funds IS Global Growth Class 4	2020	18.40	355,759
	2019	14.28	152,330
	2018	10.69	83,461
	2017	11.90	24,935
American Funds IS Growth Class 4	2020	22.21	1,782,334
	2019	14.79	895,987
	2018	11.45	409,459
	2017	11.63	129,577
American Funds US Government/AAA - Rated Securities Class 4	2020	11.21	493,094
	2019	10.34	29,752
	2018	9.94	12,356
	2017	9.99	9,132
	2016	9.96	—
ClearBridge Variable Mid Cap II	2020	28.38	163,240
	2019	24.91	240,857
	2018	18.97	27,545
	2017	21.97	227,748
	2016	19.72	207,548
	2015	18.25	36,122
	2014	18.08	48,393
	2013	16.94	754
	2012	12.48	—
	2011	10.72	—
ClearBridge Variable Small Cap Growth II	2020	44.50	88,546
	2019	31.45	137,812
	2018	25.10	26,248
	2017	24.57	103,362
	2016	20.03	90,628
	2015	19.17	11,085
	2014	20.29	46,059
	2013	19.75	222
	2012	13.61	—
	2011	11.55	—
Fidelity Contrafund Portfolio SC2	2020	33.73	1,170,200
	2019	26.16	1,337,524
	2018	20.13	184,239
	2017	21.78	1,234,762
	2016	18.09	1,054,089
	2015	16.97	234,899
	2014	17.07	362,683
	2013	15.44	15,314
	2012	11.91	10,682
	2011	10.36	12,223
Fidelity Index 500 Portfolio SC2	2020	32.60	15,001,451
	2019	27.92	20,239,920
	2018	21.52	3,164,504
	2017	22.82	18,085,077
	2016	18.99	15,730,384
	2015	17.19	8,089,261
	2014	17.18	3,190,669
	2013	15.31	5,727
	2012	11.73	—
	2011	10.24	—
Fidelity Investment Grade Bonds SC2	2020	16.91	1,147,669
	2019	15.65	981,899
	2018	14.45	902,658
	2017	14.71	817,386
	2016	14.29	660,048
	2015	13.81	464,982
	2014	14.07	59,190
	2013	13.46	9,291
	2012	13.88	8,539
	2011	13.28	7,933
Fidelity Mid Cap SC2	2020	26.76	1,357,743
	2019	22.94	2,257,622
	2018	18.81	197,821
	2017	22.29	1,942,832
	2016	18.68	1,431,155
	2015	16.86	105,234
	2014	17.31	340,156
	2013	16.49	9,039
	2012	12.26	9,239
	2011	10.81	7,796
Franklin Flex Cap Growth VIP CL 2	2020	37.99	206,633
	2019	26.48	333,832
	2018	20.39	23,129
	2017	19.98	70,402
	2016	15.89	54,951
	2015	16.53	22,940
	2014	16.00	14,776
	2013	15.23	1,477
	2012	11.19	1,614
	2011	10.35	1,766
Franklin Income VIP Class 2	2020	19.58	1,319,564
	2019	19.65	1,822,183
	2018	17.10	205,583
	2017	18.05	1,891,545
	2016	16.62	1,603,531
	2015	14.72	75,362
	2014	16.00	80,784
	2013	15.45	38,764
	2012	13.70	12,956
	2011	12.28	14,024
Franklin Mutual Global Discovery VIP CL 2	2020	11.03	66,005
	2019	11.66	61,669
	2018	9.47	32,762
	2017	10.77	29,218
	2016	10.02	—
Franklin Mutual Shares VIP CL 2	2020	17.30	626,823
	2019	18.40	812,160
	2018	15.16	100,950
	2017	16.84	874,808
	2016	15.70	742,757
	2015	13.67	61,091
	2014	14.52	257,546
	2013	13.69	27,213
	2012	10.78	27,473
	2011	9.53	24,741
Franklin Rising Dividends VIP Class 2	2020	30.78	859,014
	2019	26.81	1,364,124
	2018	20.96	344,833
	2017	22.30	1,395,521
	2016	18.68	1,129,441
	2015	16.26	101,321
	2014	17.05	266,564
	2013	15.84	15,751
	2012	12.34	11,884
	2011	11.13	9,150
Franklin Small Cap Value VIP CL 2	2020	24.47	156,157
	2019	23.49	194,414
	2018	18.78	25,330
	2017	21.78	183,509
	2016	19.88	141,570
	2015	15.42	6,952
	2014	16.82	12,904
	2013	16.90	1,185
	2012	12.53	712
	2011	10.69	427
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2020	37.73	334,101
	2019	24.57	270,296
	2018	18.88	29,366
	2017	20.16	240,521
	2016	16.77	206,980
	2015	16.26	7,936
	2014	16.87	74,639
	2013	15.86	5,477
	2012	11.60	4,175
	2011	10.57	2,065
Franklin Strategic Income VIP CL 2	2020	11.04	432,612
	2019	10.78	126,941
	2018	10.08	81,640
	2017	10.40	63,526
	2016	10.05	—
Franklin US Government Securities VIP CL 2	2020	13.11	611,075
	2019	12.75	570,774
	2018	12.24	554,722
	2017	12.32	559,409
	2016	12.28	484,622
	2015	12.32	344,885
	2014	12.39	120,099
	2013	12.10	19,558
	2012	12.51	19,167
	2011	12.40	17,287
Goldman Sachs Global Trends Allocation Fund SC	2020	12.35	19,508
	2019	11.99	35,522
	2018	10.82	41,254
	2017	11.42	66,450
	2016	10.20	65,805
	2015	9.87	5,321
	2014	10.59	91
	2013	10.29	—
Goldman Sachs International Equity Insights Fund SC	2020	11.58	289,658
	2019	10.98	365,052
	2018	9.38	39,742
	2017	11.35	331,791
	2016	9.09	53,616
	2015	9.45	8,854
	2014	9.47	3,343
	2013	10.36	2,989
Goldman Sachs Mid Cap Value SC	2020	16.02	354,175
	2019	14.96	543,531
	2018	11.52	78,936
	2017	13.03	531,930
	2016	11.87	440,989
	2015	10.59	22,931
	2014	11.82	127,521
	2013	10.54	2,103
Goldman Sachs Strategic Growth SC	2020	29.20	352,744
	2019	21.05	381,386
	2018	15.71	69,402
	2017	16.09	422,333
	2016	12.46	375,011
	2015	12.38	246,073
	2014	12.12	100,444
	2013	10.80	1,553
Goldman Sachs VIT Growth Opportunities SC	2020	38.06	83,435
	2019	26.64	76,604
	2018	20.07	5,836
	2017	21.20	68,064
	2016	16.87	57,201
	2015	16.80	4,220
	2014	17.90	14,821
	2013	16.27	910
	2012	12.44	1,030
	2011	10.52	2,174
Guggenheim Floating Rate Strategies (Series F)	2020	11.68	340,287
	2019	11.80	468,503
	2018	11.08	366,399
	2017	11.28	364,156
	2016	11.01	320,992
	2015	10.25	158,794
	2014	10.28	53,224
	2013	10.14	8,253
Guggenheim Global Managed Futures Strategy	2020	10.16	189,779
	2019	10.00	168,395
	2018	9.34	38,898
	2017	10.38	38,134
	2016	9.64	37,470
	2015	11.42	30,214
	2014	11.72	14,112
	2013	10.56	—
Guggenheim Long Short Equity	2020	11.44	14,608
	2019	11.01	22,057
	2018	10.54	29,307
	2017	12.23	24,006
	2016	10.75	27,791
	2015	10.79	22,041
	2014	10.76	4,855
	2013	10.58	—
Guggenheim Multi-Hedge Strategies	2020	11.12	106,396
	2019	10.46	69,662
	2018	10.06	70,812
	2017	10.70	70,484
	2016	10.43	70,036
	2015	10.58	58,934
	2014	10.50	17,306
	2013	10.13	—
Invesco VI American Value II	2020	21.45	148,292
	2019	21.48	202,300
	2018	17.40	19,583
	2017	20.17	223,637
	2016	18.57	188,508
	2015	16.28	1,265
	2014	18.14	56,939
	2013	16.74	—
	2012	12.63	—
	2011	10.89	—
Invesco VI Balanced Risk Allocation II	2020	17.46	315,909
	2019	16.04	318,322
	2018	14.10	293,468
	2017	15.27	288,472
	2016	14.04	274,974
	2015	12.72	160,407
	2014	13.44	24,218
	2013	12.84	—
	2012	12.79	—
	2011	11.68	—
Invesco VI Comstock II	2020	28.27	159,346
	2019	28.87	189,146
	2018	23.34	91,115
	2017	26.91	192,624
	2016	23.12	182,974
	2015	19.96	96,620
	2014	21.49	126,240
	2013	19.90	116,822
	2012	14.82	143,757
	2011	12.58	179,131
Invesco VI Equity and Income II	2020	28.71	290,677
	2019	26.45	379,626
	2018	22.26	84,780
	2017	24.91	404,263
	2016	22.71	374,195
	2015	19.98	77,570
	2014	20.72	126,704
	2013	19.24	75,228
	2012	15.56	90,045
	2011	13.98	110,583
Invesco VI Global Real Estate II	2020	11.63	274,065
	2019	13.44	358,353
	2018	11.07	105,933
	2017	11.94	370,217
	2016	10.70	22,940
	2015	10.61	14,931
	2014	10.91	114,398
	2013	9.64	340
Invesco VI Government Securities II	2020	11.65	180,015
	2019	11.11	95,703
	2018	10.61	55,603
	2017	10.69	66,695
	2016	10.61	58,291
	2015	10.61	30,520
	2014	10.71	22,405
	2013	10.42	20,342
	2012	10.83	22,074
	2011	10.70	28,535
Invesco VI Growth & Income II	2020	29.68	572,035
	2019	29.43	678,374
	2018	23.81	137,686
	2017	27.84	761,228
	2016	24.66	687,103
	2015	20.85	114,289
	2014	21.78	230,904
	2013	20.01	89,025
	2012	15.11	105,697
	2011	13.35	126,814
Invesco VI International Growth II	2020	16.05	410,736
	2019	14.25	656,221
	2018	11.23	64,129
	2017	13.37	606,252
	2016	11.01	54,519
	2015	11.20	24,579
	2014	11.61	22,958
	2013	11.72	1,194
	2012	9.97	1,876
	2011	8.74	1,755
Invesco VI Mid-Cap Growth II	2020	31.71	—
	2019	33.85	88,311
	2018	25.52	23,852
	2017	27.38	84,681
	2016	22.65	67,656
	2015	22.74	10,825
	2014	22.74	15,644
	2013	21.32	3,418
	2012	15.77	2,361
	2011	14.27	2,426
Invesco VI Small Cap Equity II	2020	16.65	116,464
	2019	13.26	110,096
	2018	10.60	15,450
	2017	12.64	117,071
	2016	11.22	116,872
	2015	10.14	7,271
	2014	10.86	16,339
	2013	10.75	2,272
Lord Abbett Bond Debenture VC	2020	25.07	684,066
	2019	23.60	727,465
	2018	21.03	737,534
	2017	22.13	729,663
	2016	20.47	660,348
	2015	18.44	569,547
	2014	18.92	264,656
	2013	18.31	94,468
	2012	17.10	103,519
	2011	15.35	135,804
Lord Abbett Calibrated Dividend Growth VC	2020	39.43	107,345
	2019	34.50	145,935
	2018	27.56	56,944
	2017	29.21	161,134
	2016	24.77	163,097
	2015	21.73	48,317
	2014	22.43	57,995
	2013	20.31	53,737
	2012	16.04	62,829
	2011	14.41	81,816
Lord Abbett Classic Stock VC	2020	19.73	—
	2019	19.93	—
	2018	16.96	20,675
	2017	18.59	73,230
	2016	16.07	66,892
	2015	14.43	23,102
	2014	14.71	20,409
	2013	13.62	6,058
	2012	10.59	6,055
	2011	9.30	6,233
Lord Abbett Growth Opportunities VC	2020	51.23	116,014
	2019	37.13	141,556
	2018	27.50	33,855
	2017	28.61	130,192
	2016	23.51	109,114
	2015	23.46	17,621
	2014	23.07	17,996
	2013	21.97	12,038
	2012	16.19	14,363
	2011	14.33	16,201
Lord Abbett Mid Cap Stock VC	2020	26.25	84,687
	2019	25.86	100,596
	2018	21.30	53,364
	2017	25.33	112,710
	2016	23.95	110,972
	2015	20.78	57,402
	2014	21.82	96,266
	2013	19.76	77,549
	2012	15.31	97,639
	2011	13.51	127,898
Lord Abbett Series Fundamental Equity VC	2020	21.63	291,190
	2019	21.47	343,399
	2018	17.84	82,116
	2017	19.63	380,258
	2016	17.61	352,866
	2015	15.37	27,689
	2014	16.08	117,896
	2013	15.16	5,543
	2012	11.28	3,523
	2011	10.30	3,523
MFS Growth Series SC	2020	62.90	3,468
	2019	48.31	3,494
	2018	35.41	3,530
	2017	34.93	3,592
	2016	26.92	3,635
	2015	26.61	3,913
	2014	25.05	28,735
	2013	23.28	3,831
	2012	17.23	3,561
	2011	14.86	2,890
MFS Investors Trust Series - SC	2020	38.44	4,374
	2019	34.18	4,856
	2018	26.30	5,471
	2017	28.18	6,894
	2016	23.13	7,119
	2015	21.57	7,428
	2014	21.80	51,673
	2013	19.89	4,586
	2012	15.25	3,846
	2011	12.96	2,331
MFS New Discovery SC	2020	57.19	4,289
	2019	39.68	4,941
	2018	28.37	5,320
	2017	29.16	6,388
	2016	23.31	6,771
	2015	21.64	6,048
	2014	22.34	5,484
	2013	24.39	3,386
	2012	17.45	2,275
	2011	14.58	4,454
MFS Research SC	2020	43.37	2,600
	2019	37.67	2,654
	2018	28.69	2,750
	2017	30.39	2,849
	2016	24.94	2,847
	2015	23.22	4,058
	2014	23.33	7,856
	2013	21.44	3,054
	2012	16.40	3,158
	2011	14.17	3,156
MFS Total Return SC	2020	25.06	24,870
	2019	23.11	25,379
	2018	19.44	26,903
	2017	20.86	30,066
	2016	18.81	31,268
	2015	17.46	32,024
	2014	17.74	120,522
	2013	16.55	52,276
	2012	14.08	65,967
	2011	12.82	77,097
MFS Utilities SC	2020	49.55	5,175
	2019	47.39	5,739
	2018	38.35	6,301
	2017	38.43	13,107
	2016	33.90	12,246
	2015	30.79	13,069
	2014	36.48	94,899
	2013	32.76	7,930
	2012	27.53	6,481
	2011	24.56	8,171
MFS VIT II Emerging Markets Equity SC	2020	12.48	161
	2019	11.42	147
	2018	9.60	145
	2017	11.29	128
	2016	8.29	134
	2015	7.68	1,296
	2014	8.92	1,581
	2013	9.69	—
MFS VIT II International Value SC	2020	18.88	7,454
	2019	15.86	7,569
	2018	12.75	7,552
	2017	14.27	7,473
	2016	11.36	7,440
	2015	11.05	8,842
	2014	10.50	48,746
	2013	10.49	—
MFS VIT II MA Investors Growth Stock Portfolio SC	2020	21.82	2,182
	2019	18.04	2,538
	2018	13.05	2,819
	2017	13.11	3,043
	2016	10.34	3,041
	2015	9.86	5,532
MFS VIT Total Return Bond Series SC	2020	14.12	20,990
	2019	13.18	32,387
	2018	12.12	37,184
	2017	12.40	39,025
	2016	12.03	39,469
	2015	11.68	45,357
	2014	11.86	53,197
	2013	11.35	9,281
	2012	11.61	12,728
	2011	10.96	9,506
MFS VIT Value SC	2020	25.88	13,399
	2019	25.33	15,723
	2018	19.75	15,923
	2017	22.26	17,042
	2016	19.16	18,015
	2015	17.01	15,970
	2014	17.34	140,289
	2013	15.90	7,493
	2012	11.84	5,474
	2011	10.32	5,192
Oppenheimer Capital Appreciation Fund/VA SC	2020	38.22	191,960
	2019	28.33	263,197
	2018	21.07	23,919
	2017	22.63	287,755
	2016	18.07	230,069
	2015	18.70	139,401
	2014	18.29	25,547
	2013	16.05	6,555
	2012	12.53	7,413
	2011	11.12	11,339
Oppenheimer Global Strategic Income Fund/VA SC	2020	18.00	325,956
	2019	17.66	345,163
	2018	16.13	360,721
	2017	17.06	355,650
	2016	16.25	301,082
	2015	15.45	274,830
	2014	16.01	110,086
	2013	15.77	18,821
	2012	15.99	18,129
	2011	14.28	19,781
Oppenheimer Global VA/Service Class	2020	42.23	392,699
	2019	33.50	628,666
	2018	25.74	82,677
	2017	30.02	549,953
	2016	22.25	451,504
	2015	22.51	47,668
	2014	21.93	99,695
	2013	21.70	19,839
	2012	17.26	20,991
	2011	14.42	25,603
Oppenheimer Government Money Fund/VA	2020	10.30	5,068,290
	2019	10.38	1,778,108
	2018	10.31	65,786,080
	2017	10.27	1,389,266
	2016	10.34	2,774,394
	2015	10.44	26,325,654
	2014	10.54	1,828,985
	2013	10.65	66,782
	2012	10.75	38,057
	2011	10.86	32,725
Oppenheimer Main Street Fund/VA SC	2020	34.28	37,156
	2019	30.46	52,194
	2018	23.35	4,700
	2017	25.67	74,559
	2016	22.23	72,323
	2015	20.17	35,591
	2014	19.76	9,469
	2013	18.08	2,107
	2012	13.90	3,352
	2011	12.04	4,339
PIMCO VIT All Asset Advisor	2020	12.34	93,515
	2019	11.55	160,097
	2018	10.44	28,191
	2017	11.16	148,868
	2016	9.94	129,688
	2015	8.89	167
	2014	9.89	—
	2013	9.95	—
PIMCO VIT Global Diversified Allocation Portfolio	2020	13.99	50,511
	2019	13.58	46,244
	2018	11.28	40,092
	2017	12.53	36,782
	2016	10.83	37,566
	2015	10.17	15,613
	2014	10.87	—
	2013	10.39	—
PIMCO VIT Long-Term US Government Advisor	2020	19.72	319,920
	2019	16.99	210,257
	2018	15.16	110,137
	2017	15.70	88,165
	2016	14.57	91,862
	2015	14.63	64,083
	2014	15.00	36,979
	2013	12.23	—
	2012	14.21	—
	2011	13.75	—
PIMCO VIT Low Duration Advisor	2020	10.95	373,005
	2019	10.75	300,462
	2018	10.45	255,000
	2017	10.53	272,599
	2016	10.50	238,184
	2015	10.47	149,059
	2014	10.55	58,121
	2013	10.58	1,792
	2012	10.71	3,615
	2011	10.23	48
PIMCO VIT Real Return Advisor	2020	13.47	770,561
	2019	12.19	566,243
	2018	11.37	604,451
	2017	11.76	601,875
	2016	11.47	501,791
	2015	11.02	418,439
	2014	11.45	186,571
	2013	11.23	6,350
	2012	12.51	2,104
	2011	11.63	6,971
PIMCO VIT Short-Term Advisor	2020	10.64	684,260
	2019	10.52	493,790
	2018	10.35	305,104
	2017	10.31	274,842
	2016	10.17	181,833
	2015	10.05	124,864
	2014	10.05	23,562
	2013	10.09	—
	2012	10.14	2,857
	2011	9.98	—
PIMCO VIT Total Return Advisor	2020	13.77	3,064,101
	2019	12.81	1,528,276
	2018	11.96	1,442,722
	2017	12.15	1,367,045
	2016	11.71	1,152,422
	2015	11.53	904,023
	2014	11.61	346,599
	2013	11.26	21,225
	2012	11.61	15,901
	2011	10.71	27,418
Protective Life Dynamic Allocation Series - Conservative Portfolio	2020	12.23	1,030,595
	2019	11.94	789,368
	2018	10.96	783,140
	2017	11.30	398,057
	2016	10.16	290,305
Protective Life Dynamic Allocation Series - Growth Portfolio	2020	13.08	3,913,828
	2019	13.50	5,204,877
	2018	12.18	5,097,872
	2017	12.77	3,685,462
	2016	10.50	1,381,401
Protective Life Dynamic Allocation Series - Moderate Portfolio	2020	12.55	3,539,125
	2019	12.42	3,590,706
	2018	11.35	3,698,471
	2017	11.74	2,742,696
	2016	10.28	1,781,730
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio Class II	2020	10.82	30,948
	2019	11.92	37,210
	2018	10.43	53,271
	2017	11.36	59,733
	2016	10.08	80,767
	2015	10.23	54,765
	2014	10.92	8,964
	2013	10.37	—
Royce Capital Fund Micro-Cap SC	2020	17.24	96,153
	2019	14.10	117,026
	2018	11.94	8,368
	2017	13.30	111,585
	2016	12.79	116,929
	2015	10.82	12,017
	2014	12.51	4,751
	2013	13.14	1,354
	2012	11.00	1,062
	2011	10.34	—
Royce Capital Fund Small-Cap SC	2020	16.74	391,479
	2019	18.24	446,116
	2018	15.56	60,404
	2017	17.17	453,368
	2016	16.50	406,889
	2015	13.83	22,690
	2014	15.87	155,085
	2013	15.57	3,423
	2012	11.70	849
	2011	10.53	849
Rydex Commodities Strategy	2020	3.47	2,636
	2019	4.54	2,146
	2018	3.98	2,136
	2017	4.74	2,169
	2016	4.58	1,949
	2015	4.19	1,917
	2014	6.40	1,340
	2013	9.79	675
Rydex Inverse Government Long Bond	2020	4.45	1,429
	2019	5.70	1,215
	2018	6.64	995
	2017	6.46	1,095
	2016	7.16	851
	2015	7.45	807
	2014	7.62	841
Rydex Inverse S&P 500 Strategy	2020	3.06	—
	2019	4.13	—
	2018	5.41	—
	2017	5.26	—
	2016	6.42	—
	2015	7.37	—
	2014	7.79	—
	2013	9.20	—
Rydex Nova	2020	29.06	—
	2019	24.46	—
	2018	17.03	—
	2017	19.19	—
	2016	14.71	—
	2015	12.84	—
	2014	13.06	—
	2013	11.12	—
Templeton Developing Markets VIP Fund (Fund 2)	2020	13.95	291,053
	2019	12.02	427,403
	2018	9.58	45,692
	2017	11.50	560,345
	2016	8.27	314,473
	2015	7.11	7,283
	2014	8.94	2,357
	2013	9.85	334
Templeton Foreign VIP Fund Class 2	2020	12.74	332,198
	2019	13.02	451,422
	2018	11.69	36,984
	2017	13.96	489,796
	2016	12.09	500,611
	2015	11.39	34,722
	2014	12.30	21,672
	2013	13.98	11,603
	2012	11.49	13,703
	2011	9.81	16,675
Templeton Global Bond VIP Fund Class 2	2020	15.81	891,442
	2019	16.86	996,866
	2018	16.69	1,046,578
	2017	16.54	1,019,810
	2016	16.39	887,289
	2015	16.08	769,439
	2014	16.98	274,103
	2013	16.84	12,589
	2012	16.74	11,210
	2011	14.69	11,776
Templeton Growth VIP Fund (Fund 2)	2020	14.94	148,190
	2019	14.26	173,945
	2018	12.51	29,717
	2017	14.84	164,488
	2016	12.65	150,052
	2015	11.65	11,221
	2014	12.59	9,726
	2013	13.08	8,699
	2012	10.10	9,969
	2011	8.43	10,395

    APPENDIX E

    EXAMPLE OF ALLOCATION ADJUSTMENT PROGRAM

    The purpose of this example is to demonstrate the operation of the Allocation Adjustment Program. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance.

    Under the Allocation Adjustment Program, if, on any Monthly Anniversary Date, the Accumulation Unit value of any Sub-Account (other than an Unmonitored Sub-Account) drops below its 12-month Simple Moving Average ("SMA"), the Sub-Account will be temporarily "restricted" from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Invesco V.I. U.S. Government Money Portfolio Sub-Account.

Contract Month	Accumulation Unit Value	SMA12(A)	Is Sub-Account 1 Restricted?(B)	Hypothetical Contract Value in Sub-Account 1(C)	Hypothetical Contract Value in Money Fund Sub-Account(D)
12	6.17	6.16		10,000
13	6.24	6.17	No(E)	10,089
14	5.76	6.14	Yes	—	9,282(F)
15	5.41	6.09	Yes		9,286
16	5.35	6.03	Yes		9,290
17	4.53	5.87	Yes		9,294
18	3.73	5.62	Yes		9,298
19	2.94	5.33	Yes		9,302
20	3.33	5.08	Yes		9,305
21	3.15	4.85	Yes		9,309
22	2.98	4.62	Yes		9,313
23	3.29	4.41	Yes		9,317
24	3.81	4.21	Yes		9,321
25	4.19	4.04(G)	No(H)	9,325

    (A) SMA12 is the sum of the 12 most recent Monthly Anniversary Dates Accumulation Unit values divided by 12.

    (B) Once we calculate a Sub-Account's SMA on a Monthly Anniversary Date, we then compare that SMA to the Sub-Account's current Accumulation Unit value on that Monthly Anniversary Date. If the Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA over the most recent 12 Monthly Anniversary Dates, then we will consider the Sub-Account to be restricted.

    (C) $10,000 of the initial Purchase Payment is allocated to the hypothetical Sub-Account 1.

    (D) If a Sub-Account becomes restricted, as described in (B), we transfer the Contract Value in that Sub-Account to the Invesco V.I. U.S. Government Money Portfolio Sub-Account, until the Sub-Account is no longer restricted.

    (E) At the end of the first contract month after the first Contract Anniversary 1, the Accumulation Unit value of Sub-Account 1 (6.24) is greater than SMA12 (6.17). Therefore, Sub-Account 1 is not restricted.

    (F) At the end of contract month 14, the Accumulation Unit value of Sub-Account 1 (5.76) is less than or equal to SMA12 (6.14). Therefore, Sub-Account 1 is restricted and the entire allocation in Sub-Account 1 ($9,282) is transferred to the Money Sub-Account.

    (G) Calculation of SMA12 (4.19 + 3.81 + 3.29 + 2.98 + 3.15 + 3.33 + 2.94 + 3.73 + 4.53 + 5.35 + 5.41 + 5.76)/12 = 4.04.

    (H) At the end of contract month 25, the Accumulation Unit value of Sub-Account 1 (4.19) is greater than SMA12 (4.04). Therefore, Sub-Account 1 is no longer restricted and the entire allocation in the the Invesco V.I. U.S. Government Money Portfolio Sub-Account is re-allocated back to Sub-Account 1.

    If you would like to receive a free Statement of Additional Information for the Contracts offered under this Prospectus, please complete, tear off and return this form to Protective Life – Life and Annuity Division, Customer Service Center at the address shown on the front cover. If you would prefer an electronic copy, please include your email address below to receive a link to view and download the document.

    Please send me a free copy of the Statement of Additional Information for the Protective Variable Annuity Investors Series.

    Name:

    Address

    City, State, Zip

    Daytime Telephone Number

    PROTECTIVE LIFE INSURANCE COMPANY

    P.O. Box 10648
    Birmingham, Alabama 35202-0648
    Telephone: 1-800-456-6330

    STATEMENT OF ADDITIONAL INFORMATION
    PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
    A FLEXIBLE PREMIUM
    DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

    This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contract is dated May 1, 2021. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2021.

    STATEMENT OF ADDITIONAL INFORMATION

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

    SAFEKEEPING OF ACCOUNT ASSETS

    Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

    Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

    The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $50 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

    STATE REGULATION

    Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

    RECORDS AND REPORTS

    Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

    LEGAL MATTERS

    Eversheds Sutherland (US) LLP of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

    EXPERTS

    The financial statements of the subaccounts, which comprise Protective Variable Annuity Separate Account as of December 31, 2020, and for each of the years or periods in the two-year period then ended, have been incorporated by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

    The consolidated financial statements and schedules of Protective Life Insurance Company and subsidiaries as of December 31, 2020 and 2019, and for the years then ended, have been incorporated by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2020 financial statements refers to a change in accounting principle due to the adoption of Accounting Standards Codification (ASC) Topic 326, Financial Instruments - Credit Losses.

    The business address for KPMG LLP is 420 20th Street North, Suite 1800, Birmingham, Alabama 35203.

     The consolidated financial statements and schedules of Protective Life Insurance Company and subsidiaries for the year ended December 31, 2018 have been incorporated by reference in this SAI in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

    The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village Suite 851, Birmingham, Alabama 35209.
    1

    OTHER INFORMATION

    A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, D.C. 20549.

    FINANCIAL STATEMENTS

    The audited statements of assets and liabilities of the subaccounts of Protective Variable Annuity Separate Account as of December 31, 2020 and the related statements of operations and of changes in net assets for each of the periods presented as well as the Report of the Independent Registered Public Accounting Firm is incorporated by reference to the Variable Account's Form N-VPFS, File No. 811-8108 filed with the SEC on April 28, 2021.

    The audited consolidated balance sheets for Protective Life Insurance Company and subsidiaries as of December 31, 2020 and 2019, and the related consolidated statements of income, comprehensive income (loss), shareowner's equity and cash flows for each of the years in the three-year period ended December 31, 2020 as well as the Reports of Independent Registered Public Accounting Firms are incorporated herein by reference to the Variable Account's Form N-VPFS filed with the SEC on April 28, 2021. Protective Life's consolidated financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in Protective Variable Annuity Separate Account.

    2

    PART C

    OTHER INFORMATION

    Item 24. Financial Statements and Exhibits.

    (a)  Financial Statements:

    All required financial statements are incorporated by reference in Part B of this Registration Statement.

    (b)  Exhibits:

    1. Resolution of the Board of Directors of Protective Life Insurance Company authorizing establishment of the Protective Life Variable Annuity Separate Account is incorporated herein by reference to the Form N-4 Registration Statement, (File No. 333-233415), filed with the Commission on August 22, 2019.

    2. Not Applicable

    3. (a) Distribution Agreement between IDI and PLICO is incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on September 16, 2011.

    3. (b) Second Amended Distribution Agreement between IDI and PLICO is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 25, 2014.

    3. (c) Second Amended Distribution Agreement between IDI and PLICO, as revised June 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 26 to the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on July 20, 2018.

    3. (d) Form of Distribution Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and the Protective Life Variable Annuity Separate Account is incorporated herein by reference to the Form N-4 Registration Statement, (File No. 333-233415), filed with the Commission on August 22, 2019.

    3. (e) Form of Distribution Agreement between Investment Distributors, Inc. and broker-dealers is incorporated herein by reference to the Form N-4 Registration Statement, (File No. 333-233415), filed with the Commission on August 22, 2019.

    4. (a) Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on August 1, 2013.

    4. (b) Contract Schedule for Individual Contracts is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on August 1, 2013.

    4. (c) Guaranteed Account Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on August 1, 2013.

    4. (d) Qualified Retirement Plan Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 23, 2012.

    4. (e) Roth IRA Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 23, 2012.

    4. (f) Traditional IRA Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 23, 2012.

    4. (g) Return of Purchase Payments Death Benefit Rider is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on August 1, 2013.

    4. (h) Annuitization Bonus Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 23, 2012.

    4. (i) Waiver of Surrender Charge for Terminal Illness or Nursing Home Confinement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 23, 2012.

    4. (j) Allocation Adjustment Program Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on August 1, 2013.

    5. Form of Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract is incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 26, 2017.

    6. (a) 2011 Amended and Restated Charter of Protective Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on September 16, 2011.

    6. (a) (i) 2020 Amended and Restated Charter of Protective Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File 333-201919), as filed with the Commission on February 11, 2021.

    6. (b) 2011 Amended and Restated By-laws of Protective Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on September 16, 2011.

    6. (b) (i) 2020 Amended and Restated By-laws of Protective Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File 333-201919), as filed with the Commission on February 11, 2021.

    7. Not applicable

    8. (a) Participation Agreement dated May 1, 1999 (Oppenheimer Variable Account Funds) is incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement, (File No. 33-70984), filed with the Commission on April 30, 1997.

    8. (a) (i) Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds) is incorporated herein by reference to Post-Effective Amendment No.17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

    8. (a) (ii)  Form of Participation Agreement for Service Class Shares (Oppenheimer Variable Account Funds) is incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement, (File No. 333-94047), filed with the Commission on April 30, 2003.

    8. (b) Participation Agreement dated May 1, 2012 (MFS Variable Insurance Trust)

    - Filed herein.

    8. (b) (i) Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No.17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

    8. (c) Participation Agreement dated April 30, 2002 (Lord Abbett Series Fund) is incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047), filed with the Commission on April 25, 2002.

    8. (c) (i) Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund) is incorporated herein by reference to Post-Effective Amendment No.17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

    8. (d) Participation Agreement dated December 19, 2003 (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on February 17, 2004.

    8. (d) (i) Rule 22c-2 Shareholder Information Agreement dated April 11, 2007 (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No.17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

    8. (d) (ii) Amendment dated April 12, 2011 to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 25, 2011.

    8. (d) (iii) Amendment dated December 22, 2020 to Participation Agreement (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

    8. (d) (iv) Amendment dated April 12, 2021 to Participation Agreement (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

     8. (e) Participation Agreement dated April 11, 2007 (Fidelity Variable Insurance Products) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

    8. (e) (i) Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products) is incorporated herein by reference to Post-Effective Amendment No.17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

    8. (e) (ii) Amendment dated October 15, 2020 to Participation Agreement (Fidelity Variable Insurance Products) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

    8. (f) Participation Agreement (and Amendment No. 1) dated May 1, 2006 (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813), filed with the Commission on April 28, 2006.

    8. (f) (i) Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No.17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

    8. (f) (ii) Amendment to Participation Agreement dated August 16, 2010 (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 25, 2011.

    8. (f) (iii) Participation Agreement dated February 1, 2015 (Franklin Templeton Variable Insurance Products Trust)

    - Filed herein.

    8. (f) (iv) Participation Agreement dated November 30, 2020 (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 11, 2021.

    8. (f) (v) Addendum dated November 30, 2020 to Participation Agreement (Franklin Templeton) is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 11, 2021.

    8. (f) (vi) Amendment dated March 31, 2021 to Participation Agreement (Franklin Templeton) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

    8. (g) Participation Agreement dated November 1, 2009 (Legg Mason) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

    8. (g) (i) Amendment dated April 11, 2014 to Participation Agreement (Legg Mason) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

    8. (g) (ii) Amendment dated September 10, 2019 to Participation Agreement (Legg Mason) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

    8. (g) (iii) Amendment dated August 11, 2020 to Participation Agreement (Legg Mason) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

    8. (g) (iv) Amendment dated November 30, 2020 to Participation Agreement (Legg Mason) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

    8. (g) (v) Amendment dated April 7, 2021 to Participation Agreement (Legg Mason) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

    8. (h) Participation Agreement dated November 1, 2009 (PIMCO Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

    8. (h) (i) Novation of and Amendment dated April 25, 2011 to Participation Agreement (PIMCO) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

    8. (h) (ii) Amendment dated April 25, 2011 to Participation Agreement re Summary Prospectuses (PIMCO) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

    8. (h) (iii) Amendment dated September 1, 2020 to Participation Agreement (PIMCO) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

    8. (h) (iv) Amendment dated April 2, 2021 to Participation Agreement (PIMCO) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

    8. (i) Participation Agreement dated November 1, 2009 (Royce Capital) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

    8. (i) (i) Rule 22c-2 Information Sharing Agreement (Royce Capital) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

    8. (i) (ii) Amendment dated November 30, 2020 to Participation Agreement (Royce Capital) is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 11, 2021.

    8. (j) Participation Agreement dated April 30, 2004 (AIM-Invesco Variable Insurance Funds) is incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 25, 2011.

    8. (j) (i) Rule 22c-2 Agreement (AIM-Invesco Variable Insurance Funds) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 333-179649), as filed with the Commission on August 24, 2016.

    8. (j) (ii) Participation Agreement dated February 1, 2015 (AIM-Invesco Variable Insurance Funds) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

    8. (k) Participation Agreement (Rydex and Guggenheim) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on October 25, 2013.

    8. (l) Participation Agreement dated May 1, 2016 (Clayton Street Trust) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

    8. (l) (i) Rule 22c-2 Agreement (Clayton Street Trust) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 26, 2016.

    8. (l) (ii) Amendment dated September 1, 2020 to Participation Agreement (Clayton Street Trust) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

    8. (m) Participation Agreement dated April 1, 2008 (American Funds Insurance Series) is incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 30, 2008.

    8. (m) (i) Rule 22c-2 Shareholder Information Agreement (American Funds Insurance Series) is incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 30, 2008.

    8. (m) (ii) Participation Agreement dated June 18, 2015 (American Funds) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

    8. (m) (iii) Amendment dated October 1, 2019 to Participation Agreement (American Funds) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

    8. (m) (iv) Amendment dated November 25, 2020 to Participation Agreement (American Funds) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

    8. (m) (v) Amendment dated March 22, 2021 to Participation Agreement (American Funds) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

    8. (n) Participation Agreement dated December 16, 2020 (Alliance Bernstein) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

    8. (n) (i) Amendment dated March 15, 2021 to Participation Agreement (Alliance Bernstein) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

    8. (o) Participation Agreement dated December 1, 2020 (BlackRock) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

    8. (o) (i) Amendment dated May 1, 2021 to Participation Agreement (BlackRock) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

    8. (p) Participation Agreement dated April 12, 2021 (Columbia Funds Variable Insurance Trust I) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

    8. (p) (i) Participation Agreement dated April 12, 2021 (Columbia Funds Variable Insurance Trust II) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

    8. (q) Participation Agreement dated December 8, 2020 (T. Rowe Price) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

    8. (q) (i) Rule 22c-2 Agreement dated December 8, 2020 (T. Rowe Price) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

    9. Opinion and Consent of Max Berueffy, Esq. is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on August 1, 2013.

    10. (a) Consent of Eversheds Sutherland (US) LLP

    - Filed herein.

    10. (b) Consent of PricewaterhouseCoopers LLP

    - Filed herein.

    10. (c) Consents of KPMG LLP

    - Filed herein.

    11. No financial statements will be omitted from Item 23

    12. Not applicable

    13. Powers of Attorney

    - Filed herein.

    Item 25. Directors and Officers of Depositor.

Name and Principal Business Address*	Position and Offices with Depositor
Adams, D. Scott	Executive Vice President, Corporate Responsibility, Strategy & Innovation
Bartlett, Malcolm Lee	Senior Vice President, Corporate Tax
Bielen, Richard J.	Chairman of the Board, Chief Executive Officer, President, and Director
Black, Lance P.	Senior Vice President, and Treasurer
Borie, Kevin B.	Senior Vice President, Chief Valuation Actuary, and Appointed Actuary
Casey, Sean	Senior Vice President, and Actuary
Cramer, Steve	Senior Vice President, and Chief Product Officer
Creutzmann, Scott E.	Senior Vice President, and Chief Compliance Officer
Drew, Mark L.	Executive Vice President, and Chief Legal Officer
Evesque, Wendy L.	Executive Vice President, and Chief Human Resources Officer
Harrison, Wade V.	Senior Vice President, and President, Protection Division
Herring, Derry W	Senior Vice President, and Chief Auditor
Kane, Nancy	Executive Vice President, Acquisitions and Corporate Development
Karchunas, M. Scott	Senior Vice President, and President, Asset Protection Division
Kohler, Matthew	Senior Vice President, and Chief Technology Officer
Laeyendecker, Ronald	Senior Vice President, Executive Benefit Markets
Lawrence, Mary Pat	Senior Vice President, Government Affairs
Loper, David M	Senior Vice President, and Senior Counsel
McDonald, Laura Y.	Senior Vice President, and Chief Mortgage and Real Estate Officer
Moschner, Christopher	Senior Vice President, and Chief Marketing Officer
Passafiume, Philip E.	Senior Vice President, and Chief Investment Officer
Radnoti, Francis	Senior Vice President, and Chief Product Officer
Ray, Webster M.	Senior Vice President, Investments
Riebel, Matthew A.	Senior Vice President, and Chief Distribution Officer
Seurkamp, Aaron C.	Senior Vice President, and President, Retirement Division
Temple, Michael G.	Vice Chairman, Chief Operating Officer, and Director
Wagner, James	Senior Vice President, and Chief Distribution Officer
Walker, Steven G.	Executive Vice President, Chief Financial Officer, and Director
Wells, Paul R.	Senior Vice President, and Chief Accounting Officer
Whitcomb, John	Senior Vice President, Distribution Operations
Williams, Doyle J.	Senior Vice President, Distribution Companies
Williams, Lucinda S.	Senior Vice President, and Chief Customer Officer

    *  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

    Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant.

    The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by Protective Life Corporation, a subsidiary of Dai-ichi Life Holdings, Inc. Protective Life Corporation is described more fully in the prospectus included in this registration statement.

    For more information regarding the company structure of Protective Life Corporation and Dai-ichi Life Holdings, Inc., please refer to the organizational chart filed with Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 11, 2021.

    Item 27. Number of Contractowners.

    As of March 31, 2021, there were 6,114 qualified and 3,150 non-qualified contract owners of Protective Variable Annuity Investors Series individual flexible premium deferred variable and fixed annuity contracts offered by Registrant.

    Item 28. Indemnification of Directors and Officers.

    Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life’s directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

    In addition, the executive officers and directors are insured by PLC’s Directors’ and Officers’ Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    Item 29. Principal Underwriter.

    (a)  Investment Distributors, Inc. (“IDI”) is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account, Protective Variable Annuity Separate Account, Variable Annuity Account A of Protective Life, PLICO Variable Annuity Account S, PLAIC Variable Annuity Account S,  Protective COLI VUL, Protective NY COLI VUL and Protective Acquired Variable Annuity Separate Account.

    (b)  The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Brown, Barry K.	Director, President	Vice President, Operations
Coffman, Benjamin P.	Assistant Financial Officer	2VP Financial Reporting
Creutzmann, Scott E.	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer
Debnar, Lawrence J.	Assistant Financial Officer	Vice President, Financial Reporting, Chase
Gilmer, Joseph F.	Director, Assistant Financial Officer	Assistant Vice President, Financial Reporting
Johnson, Julena G.	Assistant Compliance Officer	Compliance Director
Majewski, Carol L.	Assistant Compliance Officer	Assistant Vice President, Compliance
Morsch, Letitia	Assistant Secretary	Vice President, New Business Operations
Smith, Joy Beth	Assistant Secretary	Senior Staff Attorney
Tennent, Rayburn	Chief Financial Officer	Director II Financial Reporting

    *  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

    (c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

    Item 30. Location of Accounts and Records.

    All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

    Item 31. Management Services.

    All management contracts are discussed in Part A or Part B.

    Item 32. Undertakings.

    (a)  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

    (b)  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

    (c)  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

    (d)  Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

    SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement hereby certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on April 28, 2021.

PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

By: *
Richard J. Bielen, President
Protective Life Insurance Company

PROTECTIVE LIFE INSURANCE COMPANY

By: *
Richard J. Bielen, President
Protective Life Insurance Company

    As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature		Title	Date
*		Chairman of the Board, President	April 28, 2021
Richard J. Bielen		Chief Executive Officer, and Director
(Principal Executive Officer)

*		Executive Vice President, Chief Financial	April 28, 2021
Steven G. Walker		Officer, and Director
(Principal Accounting and Financial Officer)

*		Vice Chairman, Chief Operating Officer, and Director	April 28, 2021
Michael G. Temple

*BY:	/S/ BRADFORD RODGERS		April 28, 2021
Bradford Rodgers
Attorney-in-Fact

    Exhibit Index

    8. (b) Participation Agreement dated May 1, 2012 (MFS Variable Insurance Trust)

    8. (f) (iii) Participation Agreement dated February 1, 2015 (Franklin Templeton Variable Insurance Products Trust)

    10. (a) Consent of Eversheds Sutherland (US) LLP

    10. (b) Consent of PricewaterhouseCoopers LLP

    10. (c) Consents of KPMG LLP

    13. Powers of Attorney